1

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSRS

    CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21306

                         Franklin Mutual Recovery Fund
               (Exact name of registrant as specified in charter)

             101 John F. Kennedy Parkway, Short Hills, NJ 07078-2705
               Address of principal executive offices) (Zip code)

          Craig S. Tyle, One Franklin Parkway, San Mateo, CA 94403-1906
                     (Name and address of agent for service)

Registrant's telephone number, including area code: 973/912-2000
                                                   --------------

Date of fiscal year end: 03/31
                         -----

Date of reporting period:  9/30/07
                          --------


Item 1. Reports to Stockholders.


                                [GRAPHIC OMITTED]

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                                                    SEPTEMBER 30, 2007
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     SEMIANNUAL REPORT AND SHAREHOLDER LETTER                VALUE
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                                                    WANT TO RECEIVE
                                                    THIS DOCUMENT
                                                    FASTER VIA EMAIL?
                            FRANKLIN
                      MUTUAL RECOVERY FUND

                                                    Eligible shareholders can
                                                    sign up for eDelivery at
                                                    franklintempleton.com.
                                                    See inside for details.
--------------------------------------------------------------------------------

                                    [LOGO](R)
                               FRANKLIN TEMPLETON
                                   INVESTMENTS

                      Franklin o Templeton o MUTUAL SERIES

                               Thank You For Your
                               Continued Participation

                               At Mutual Series, we are pleased so many investors share our long-term investment philosophy and have remained shareholders for many years. Your ongoing support plays a significant role in contributing to the funds' success.

SPECIALIZED EXPERTISE          Mutual Series is part of Franklin Templeton
                               Investments, which offers the specialized expertise of three world-class investment management groups -- Franklin, Templeton and Mutual Series. Mutual Series is dedicated to a unique style of value investing, searching aggressively for opportunity among what we believe are undervalued stocks, as well as arbitrage situations and distressed securities.
                               Franklin is a recognized leader in fixed income investing and also brings expertise in growth- and value-style U.S. equity investing. Templeton pioneered international investing and, with offices in over 25 countries, offers investors a truly global perspective.

TRUE DIVERSIFICATION           Because these management groups work
                               independently and adhere to different
                               investment approaches, Franklin, Templeton and
                               Mutual Series funds typically have distinct portfolios. That's why the funds can be used to build truly diversified allocation plans covering every major asset class.

RELIABILITY YOU CAN TRUST      Franklin Templeton Investments seeks to
                               consistently provide investors with exceptional risk-adjusted returns over the long term, as well as the reliable, accurate and personal service that has helped the firm become one of the most trusted names in financial services.

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MUTUAL FUNDS | RETIREMENT PLANS | 529 COLLEGE SAVINGS PLANS | SEPARATE ACCOUNTS
--------------------------------------------------------------------------------

                                [GRAPHIC OMITTED]


Not part of the semiannual report

Contents

SHAREHOLDER LETTER ........................................................    1

SEMIANNUAL REPORT

Franklin Mutual Recovery Fund .............................................    4

Performance Summary .......................................................    9

Your Fund's Expenses ......................................................   12

Financial Highlights and Statement of Investments .........................   14

Financial Statements ......................................................   25

Notes to Financial Statements .............................................   30

Meeting of Shareholders ...................................................   44

Shareholder Information ...................................................   47

--------------------------------------------------------------------------------
Semiannual Report

Franklin Mutual Recovery Fund

YOUR FUND'S GOAL AND MAIN INVESTMENTS: Franklin Mutual Recovery Fund's goal is capital appreciation. The Fund seeks to achieve superior risk-adjusted returns with a moderate correlation to U.S. equity markets by investing in distressed companies, merger arbitrage securities and special situations/ undervalued securities. The Fund may take long and short positions, with the latter typically utilized in connection with the merger arbitrage strategy.

--------------------------------------------------------------------------------

ASSET ALLOCATION
Based on Total Net Assets as of 9/30/07

  [THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

  Equity ......................................   85.5%*
  Debt Instruments ............................    6.0%
  Short-Term Investments & Other Net Assets ...    8.5%

*Net of short positions.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. PLEASE VISIT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236 FOR MOST RECENT MONTH-END PERFORMANCE.
--------------------------------------------------------------------------------

This semiannual report for Franklin Mutual Recovery Fund covers the period ended September 30, 2007.

PERFORMANCE OVERVIEW

For the six months under review, Franklin Mutual Recovery Fund - Class A posted a +0.72% cumulative total return. The Fund underperformed its benchmark, the Standard & Poor's 500 Index (S&P 500), which posted a total return of +8.44% for the same period. 1 The Fund also underperformed the

1. Source: Standard & Poor's Micropal. The S&P 500 consists of 500 stocks chosen for market size, liquidity and industry group representation. Each stock's weight in the index is proportionate to its market value. The S&P 500 is one of the most widely used benchmarks of U.S. equity performance. The index is unmanaged and includes reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 18.


4 | Semiannual Report

+3.65% total return of the Bloomberg/EFFAS U.S. Government 3-5 Years Total Return Index. 2 The performance of the Fund relative to the Bloomberg index is used as the basis for calculating the performance adjustment to the base management fee paid to the Fund's adviser. You can find more of the Fund's performance data in the Performance Summary beginning on page 9.

ECONOMIC AND MARKET OVERVIEW

During the six-month period ended September 30, 2007, the U.S. economy grew moderately. Growth was supported by relatively low core inflation, consumer spending, some improving economic data and corporate earnings reports. Counterbalancing these positive factors were high short-term interest rates, mixed inflation signals, diminished liquidity in the financial markets and concerns about a national housing market decline and its potential spillover effects.

The unemployment rate increased from 4.5% at the beginning of the period to 4.7% in September 2007. 3 Although consumer confidence in July neared a six-year high, the pace of consumer spending slowed toward period-end as worries about the housing slump and high gasoline prices made individuals more cautious. Oil prices established a new record high in September, crossing $80 per barrel in response to perceived tight supply and high demand for oil, refinery maintenance issues, and ongoing geopolitical tensions in the Middle East and Africa. The core Consumer Price Index (CPI), which excludes food and energy costs, rose 2.1% for the 12 months ended September 30, 2007, which was lower than its 2.2% 10-year average. 3

Liquidity and financing became difficult to obtain in some corporate credit markets, which dampened the outlook for economic growth. In response, the Federal Reserve Board (Fed) lowered the federal funds target rate 50 basis points to 4.75% from 5.25% in September. This marked the first interest rate reduction in four years. The 10-year Treasury note yield fell from 4.65% at the beginning of the period to 4.59% on September 30, 2007.

2. Source: Bloomberg LP. The Bloomberg/EFFAS U.S. Government 3-5 Years Total Return Index is designed as a transparent benchmark for the U.S. government bond market. The index is unmanaged and includes price appreciation/ depreciation only. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio. Please see Notes to Financial Statements for more information about the performance-based management fee.

3. Source: Bureau of Labor Statistics.


                                                           Semiannual Report | 5

TOP 10 HOLDINGS
9/30/07

--------------------------------------------------------------------------------
COMPANY                                                              % OF TOTAL
SECTOR/INDUSTRY, COUNTRY                                             NET ASSETS
--------------------------------------------------------------------------------
SLM Corp.                                                                  3.4%
   CONSUMER FINANCE, U.S.
--------------------------------------------------------------------------------
Groupe Eurotunnel SA                                                       3.3%
   TRANSPORTATION INFRASTRUCTURE, FRANCE
--------------------------------------------------------------------------------
Virgin Media Inc.                                                          2.6%
   MEDIA, U.K.
--------------------------------------------------------------------------------
Hilton Hotels Corp.                                                        2.4%
   HOTELS, RESTAURANTS & LEISURE, U.S.
--------------------------------------------------------------------------------
Weyerhaeuser Co.                                                           2.3%
   PAPER & FOREST PRODUCTS, U.S.
--------------------------------------------------------------------------------
ABN AMRO Holding NV                                                        2.3%
   COMMERCIAL BANKS, NETHERLANDS
--------------------------------------------------------------------------------
TXU Corp.                                                                  2.3%
   INDEPENDENT POWER PRODUCERS & ENERGY TRADERS, U.S.
--------------------------------------------------------------------------------
Temple-Inland Inc.                                                         2.1%
   CONTAINERS & PACKAGING, U.S.
--------------------------------------------------------------------------------
CVS Caremark Corp.                                                         2.0%
   FOOD & STAPLES RETAILING, U.S.
--------------------------------------------------------------------------------
BCE Inc.                                                                   1.9%
   DIVERSIFIED TELECOMMUNICATION SERVICES, CANADA
--------------------------------------------------------------------------------

In mid-July, equity markets set new records amid generally strong corporate earnings reports. However, volatility picked up in the second half of July and in August due to investor concerns about the housing market, lending environment and mixed earnings reports. As of September 30, 2007, the blue chip stocks of the Dow Jones Industrial Average posted a six-month total return of +13.69%, the broader S&P 500 returned +8.44%, and the technology-heavy NASDAQ Composite Index returned +11.96%. 4 Energy, information technology and industrials stocks performed particularly well.

INVESTMENT STRATEGY

We follow a distinctive investment approach and can seek investments in distressed companies, merger arbitrage and special situations/undervalued stocks. The availability of investments at attractive prices in each of these categories varies with market cycles. Therefore, the percentage of the Fund's assets invested in each of these areas will fluctuate as we attempt to take advantage of opportunities afforded by cyclical changes. We employ rigorous, fundamental analysis to find investment opportunities. In choosing investments, we look at the market price of an individual company's securities relative to our evaluation of its asset value based on such factors as book value, cash flow potential, long-term earnings and earnings multiples. We may invest in distressed companies if we believe the market overreacted to adverse developments or failed to appreciate positive changes.

MANAGER'S DISCUSSION

During the six months ended September 30, 2007, the Fund's best performing position was in the bank debt of Groupe Eurotunnel. Groupe Eurotunnel completed a comprehensive debt restructuring, which largely consisted of converting existing debt into smaller amounts of new convertible debt instruments, and significantly reduced the company's outstanding debt. The Fund's adviser, who served on the AD HOC committee of creditors, was actively involved in the debt restructuring and negotiation process.

4. Source: Standard & Poor's Micropal. The Dow Jones Industrial Average is price weighted based on the average market price of 30 blue chip stocks of companies that are generally industry leaders. See footnote 1 for a description of the S&P
500. The NASDAQ Composite Index measures all NASDAQ domestic and international based common type stocks listed on The NASDAQ Stock Market. The index is market value weighted and includes more than 3,000 companies.


6 | Semiannual Report

The Fund's position in Orkla, a Norwegian conglomerate, also performed well during the period. Orkla has a stake in the solar energy solution company Renewable Energy Corp. (REC), whose share price rose, in part, due to the continued global focus on alternative energy sources. As a result, Orkla's ownership in REC benefited its own share price. In addition, in our opinion Orkla is well positioned in branded consumer products and aluminum industries.

The Fund also benefited from its ownership position in ABN AMRO Holding. ABN AMRO is a Dutch bank that initially agreed to be acquired by U.K.'s Barclays Bank, but later was presented a competing offer by a consortium of other European banks.

Detractors during the period included Fund holdings Takefuji, LSI and Fortis. Takefuji, a Japanese consumer finance company, suffered from a negative regulatory and legislative climate. Despite our belief that the price at which the shares were acquired represented an adequate discount to compensate for risk factors facing the company, we underestimated the impact regulatory and legislative changes would have on the overall consumer finance industry. By period-end we no longer owned the position.

The Fund's position in LSI, a U.S.-based semiconductor and storage systems company, was initiated in connection with LSI's acquisition of Agere Systems, and we subsequently added to it. Although we believed the combination of the two companies could drive significant value, LSI's near-term business performance materially lagged our expectations.

Fortis is a member of the aforementioned bank consortium that had bid to acquire ABN AMRO. In the near term, Fortis' shares suffered from concerns about global credit market conditions and pressures around its material capital issuance that would be used to finance the ABN AMRO purchase. We believed Fortis' share price represented compelling value and that the ABN AMRO transaction could result in incremental value creation.

TOP 10 SECTORS/INDUSTRIES
9/30/07

--------------------------------------------------------------------------------
                                                                     % OF TOTAL
                                                                     NET ASSETS
--------------------------------------------------------------------------------
Media                                                                      8.5%
--------------------------------------------------------------------------------
Tobacco                                                                    8.3%
--------------------------------------------------------------------------------
Commercial Banks                                                           5.1%
--------------------------------------------------------------------------------
Consumer Finance                                                           4.4%
--------------------------------------------------------------------------------
Independent Power Producers & Energy Traders                               4.0%
--------------------------------------------------------------------------------
Food Products                                                              3.8%
--------------------------------------------------------------------------------
Paper & Forest Products                                                    3.7%
--------------------------------------------------------------------------------
Health Care Providers & Services                                           3.5%
--------------------------------------------------------------------------------
IT Services                                                                3.4%
--------------------------------------------------------------------------------
Food & Staples Retailing                                                   3.4%
--------------------------------------------------------------------------------


                                                           Semiannual Report | 7

Thank you for your interest and participation in Franklin Mutual Recovery Fund. We look forward to serving your future investment needs.

[PHOTO OMITTED]   /s/ Michael J. Embler

                  Michael J. Embler
                  Co-Portfolio Manager

[PHOTO OMITTED]   /s/ Christian Correa

                  Christian Correa
                  Co-Portfolio Manager

[PHOTO OMITTED]   /s/ Shawn M. Tumulty

                  Shawn M. Tumulty
                  Co-Portfolio Manager

                  Franklin Mutual Recovery Fund

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF SEPTEMBER 30, 2007, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE INVESTMENT MANAGER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.


8 | Semiannual Report

Performance Summary as of 9/30/07

Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table does not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund's dividends and capital gain distributions, if any, and any unrealized gains or losses.

PRICE AND DISTRIBUTION INFORMATION

-----------------------------------------------------------------------------------------------------
CLASS A (SYMBOL: FMRAX)                                     CHANGE          9/30/07        3/31/07
-----------------------------------------------------------------------------------------------------
Net Asset Value (NAV)                                      -$ 0.30          $ 14.74        $ 15.04
-----------------------------------------------------------------------------------------------------
DISTRIBUTIONS (4/1/07-9/30/07)
-----------------------------------------------------------------------------------------------------
Dividend Income                          $ 0.1362
-----------------------------------------------------------------------------------------------------
Short-Term Capital Gain                  $ 0.0844
-----------------------------------------------------------------------------------------------------
Long-Term Capital Gain                   $ 0.1973
-----------------------------------------------------------------------------------------------------
   TOTAL                                 $ 0.4179
-----------------------------------------------------------------------------------------------------
CLASS B (SYMBOL: N/A)                                       CHANGE          9/30/07        3/31/07
-----------------------------------------------------------------------------------------------------
Net Asset Value (NAV)                                      -$ 0.32          $ 14.46        $ 14.78
-----------------------------------------------------------------------------------------------------
DISTRIBUTIONS (4/1/07-9/30/07)
-----------------------------------------------------------------------------------------------------
Dividend Income                          $ 0.1116
-----------------------------------------------------------------------------------------------------
Short-Term Capital Gain                  $ 0.0844
-----------------------------------------------------------------------------------------------------
Long-Term Capital Gain                   $ 0.1973
-----------------------------------------------------------------------------------------------------
   TOTAL                                 $ 0.3933
-----------------------------------------------------------------------------------------------------
CLASS C (SYMBOL: FCMRX)                                     CHANGE          9/30/07        3/31/07
-----------------------------------------------------------------------------------------------------
Net Asset Value (NAV)                                      -$ 0.32          $ 14.46        $ 14.78
-----------------------------------------------------------------------------------------------------
DISTRIBUTIONS (4/1/07-9/30/07)
-----------------------------------------------------------------------------------------------------
Dividend Income                          $ 0.1164
-----------------------------------------------------------------------------------------------------
Short-Term Capital Gain                  $ 0.0844
-----------------------------------------------------------------------------------------------------
Long-Term Capital Gain                   $ 0.1973
-----------------------------------------------------------------------------------------------------
   TOTAL                                 $ 0.3981
-----------------------------------------------------------------------------------------------------
ADVISOR CLASS (SYMBOL: FMRVX)                               CHANGE          9/30/07        3/31/07
-----------------------------------------------------------------------------------------------------
Net Asset Value (NAV)                                      -$ 0.27          $ 14.91        $ 15.18
-----------------------------------------------------------------------------------------------------
DISTRIBUTIONS (4/1/07-9/30/07)
-----------------------------------------------------------------------------------------------------
Dividend Income                          $ 0.1453
-----------------------------------------------------------------------------------------------------
Short-Term Capital Gain                  $ 0.0844
-----------------------------------------------------------------------------------------------------
Long-Term Capital Gain                   $ 0.1973
-----------------------------------------------------------------------------------------------------
   TOTAL                                 $ 0.4270
-----------------------------------------------------------------------------------------------------


                                                           Semiannual Report | 9

PERFORMANCE

CUMULATIVE TOTAL RETURN EXCLUDES SALES CHARGES. AVERAGE ANNUAL TOTAL RETURN AND VALUE OF $10,000 INVESTMENT INCLUDE MAXIMUM SALES CHARGES. CLASS A: 5.75% MAXIMUM INITIAL SALES CHARGE; CLASS B: CONTINGENT DEFERRED SALES CHARGE (CDSC) DECLINING FROM 4% TO 1% OVER SIX YEARS, AND ELIMINATED THEREAFTER; CLASS C: 1% CDSC IN FIRST YEAR ONLY; ADVISOR CLASS: NO SALES CHARGES. THE FUND MAY CHARGE A 2% FEE ON REDEMPTIONS MADE WITHIN SEVEN DAYS OF PURCHASE.

---------------------------------------------------------------------------------------------------------------
CLASS A                                    6-MONTH          1-YEAR           3-YEAR       INCEPTION (11/3/03)
---------------------------------------------------------------------------------------------------------------
Cumulative Total Return 1                  +0.72%           +14.19%          +48.61%            +62.85%
---------------------------------------------------------------------------------------------------------------
Average Annual Total Return 2              -5.07%            +7.62%          +11.89%            +11.58%
---------------------------------------------------------------------------------------------------------------
Value of $10,000 Investment 3            $ 9,493           $10,762          $14,006            $15,348
---------------------------------------------------------------------------------------------------------------
   Total Annual Operating Expenses 4                3.36%
---------------------------------------------------------------------------------------------------------------
CLASS B                                    6-MONTH          1-YEAR           3-YEAR       INCEPTION (11/3/03)
---------------------------------------------------------------------------------------------------------------
Cumulative Total Return 1                  +0.37%           +13.53%          +45.77%            +59.02%
---------------------------------------------------------------------------------------------------------------
Average Annual Total Return 2              -3.54%            +9.53%          +12.60%            +12.05%
---------------------------------------------------------------------------------------------------------------
Value of $10,000 Investment 3            $ 9,646           $10,953          $14,277            $15,602
---------------------------------------------------------------------------------------------------------------
   Total Annual Operating Expenses 4                4.01%
---------------------------------------------------------------------------------------------------------------
CLASS C                                    6-MONTH          1-YEAR           3-YEAR       INCEPTION (11/3/03)
---------------------------------------------------------------------------------------------------------------
Cumulative Total Return 1                  +0.40%           +13.48%          +45.81%            +59.04%
---------------------------------------------------------------------------------------------------------------
Average Annual Total Return 2              -0.58%           +12.48%          +13.40%            +12.60%
---------------------------------------------------------------------------------------------------------------
Value of $10,000 Investment 3            $ 9,942           $11,248          $14,581            $15,904
---------------------------------------------------------------------------------------------------------------
   Total Annual Operating Expenses 4                3.99%
---------------------------------------------------------------------------------------------------------------
ADVISOR CLASS                              6-MONTH          1-YEAR           3-YEAR       INCEPTION (6/2/03)
---------------------------------------------------------------------------------------------------------------
Cumulative Total Return 1                  +0.91%           +14.67%          +50.19%            +83.34%
---------------------------------------------------------------------------------------------------------------
Average Annual Total Return 2              +0.91%           +14.67%          +14.52%            +15.03%
---------------------------------------------------------------------------------------------------------------
Value of $10,000 Investment 3            $10,091           $11,467          $15,019            $18,334
---------------------------------------------------------------------------------------------------------------
   Total Annual Operating Expenses 4                3.01%
---------------------------------------------------------------------------------------------------------------

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. FOR MOST RECENT MONTH-END PERFORMANCE, SEE "FUNDS AND PERFORMANCE" AT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236.


10 | Semiannual Report

ENDNOTES

THE FUND MAY INVEST IN COMPANIES ENGAGED IN MERGERS, REORGANIZATIONS OR LIQUIDATIONS, WHICH INVOLVE SPECIAL RISKS, AS PENDING DEALS MAY NOT BE COMPLETED ON TIME OR ON FAVORABLE TERMS, AS WELL AS LOWER-RATED BONDS, WHICH ENTAIL HIGHER CREDIT RISK. THE FUND IS A NONDIVERSIFIED FUND AND MAY EXPERIENCE INCREASED SUSCEPTIBILITY TO ADVERSE ECONOMIC OR REGULATORY DEVELOPMENTS AFFECTING SIMILAR ISSUERS OR SECURITIES. THE FUND MAY INVEST IN FOREIGN SECURITIES WHOSE RISKS INCLUDE CURRENCY FLUCTUATIONS, AND ECONOMIC AND POLITICAL UNCERTAINTIES. THE FUND IS STRUCTURED AS A CONTINUOUSLY OFFERED, CLOSED-END FUND AND DOES NOT OFFER DAILY REDEMPTIONS. INSTEAD, THE FUND HAS A POLICY TO PROVIDE INVESTORS ACCESS TO THEIR MONEY BY MAKING QUARTERLY TENDER OFFERS FOR 5% TO 25% OF THE FUND'S OUTSTANDING SHARES. THE FUND MAY SUSPEND OR POSTPONE A TENDER OFFER SUBJECT TO APPROVAL BY THE FUND'S BOARD. THE FUND'S PROSPECTUS ALSO INCLUDES A DESCRIPTION OF THE MAIN INVESTMENT RISKS.

CLASS B: These shares have higher annual fees and expenses than Class A shares.

CLASS C: Prior to 1/1/04, these shares were offered with an initial sales charge; thus actual total returns would have differed. These shares have higher annual fees and expenses than Class A shares.

ADVISOR CLASS: Shares are available to certain eligible investors as described in the prospectus.

1. Cumulative total return represents the change in value of an investment over the periods indicated.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated. Six-month return has not been annualized.

3. These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated.

4. Figures are as stated in the Fund's prospectus current as of the date of this report.


                                                          Semiannual Report | 11

Your Fund's Expenses

As a Fund shareholder, you can incur two types of costs:

o Transaction costs, including sales charges (loads) on Fund purchases and redemption fees; and

o Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

ACTUAL FUND EXPENSES

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The "Ending Account Value" is derived from the Fund's actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. OF COURSE, YOUR ACCOUNT VALUE AND EXPENSES WILL DIFFER FROM THOSE IN THIS
ILLUSTRATION:

1.    Divide your account value by $1,000.
      IF AN ACCOUNT HAD AN $8,600 VALUE, THEN $8,600 / $1,000 = 8.6.

2. Multiply the result by the number under the heading "Expenses Paid During Period."
      IF EXPENSES PAID DURING PERIOD WERE $7.50, THEN 8.6 x $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER FUNDS

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical "Ending Account Value" is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund's actual return. The figure under the heading "Expenses Paid During Period" shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.


12 | Semiannual Report

PLEASE NOTE THAT EXPENSES SHOWN IN THE TABLE ARE MEANT TO HIGHLIGHT ONGOING COSTS AND DO NOT REFLECT ANY TRANSACTION COSTS, SUCH AS SALES CHARGES OR REDEMPTION FEES. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

-----------------------------------------------------------------------------------------------------------
                                            BEGINNING ACCOUNT    ENDING ACCOUNT     EXPENSES PAID DURING
CLASS A                                        VALUE 4/1/07      VALUE 9/30/07     PERIOD* 4/1/07-9/30/07
-----------------------------------------------------------------------------------------------------------
Actual                                            $1,000           $1,007.20               $14.80
-----------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)          $1,000           $1,010.25               $14.83
-----------------------------------------------------------------------------------------------------------
CLASS B
-----------------------------------------------------------------------------------------------------------
Actual                                            $1,000           $1,003.70               $18.03
-----------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)          $1,000           $1,007.00               $18.06
-----------------------------------------------------------------------------------------------------------
CLASS C
-----------------------------------------------------------------------------------------------------------
Actual                                            $1,000           $1,004.00               $18.04
-----------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)          $1,000           $1,007.00               $18.06
-----------------------------------------------------------------------------------------------------------
ADVISOR CLASS
-----------------------------------------------------------------------------------------------------------
Actual                                            $1,000           $1,009.10               $13.06
-----------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)          $1,000           $1,012.00               $13.08
-----------------------------------------------------------------------------------------------------------

*Expenses are calculated using the most recent six-month expense ratio, annualized for each class (A: 2.95%; B: 3.60%; C: 3.60%; and Advisor: 2.60%), multiplied by the average account value over the period, multiplied by 183/366 to reflect the one-half year period.


                                                          Semiannual Report | 13

Franklin Mutual Recovery Fund

FINANCIAL HIGHLIGHTS

                                                               --------------------------------------------------------------------
                                                                SIX MONTHS ENDED
                                                               SEPTEMBER 30, 2007                 YEAR ENDED MARCH 31,
CLASS A                                                            (UNAUDITED)           2007        2006        2005        2004 f
                                                               --------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)

Net asset value, beginning of period .......................       $   15.04        $   13.43   $   12.64   $   11.91   $   11.10
                                                               --------------------------------------------------------------------
Income from investment operations a:

   Net investment income (loss) b ..........................            0.04             0.16       (0.02)       0.02       (0.04)

   Net realized and unrealized gains (losses) ..............            0.08             2.27        1.52        1.43        0.90
                                                               --------------------------------------------------------------------
Total from investment operations ...........................            0.12             2.43        1.50        1.45        0.86
                                                               --------------------------------------------------------------------
Less distributions from:

   Net investment income ...................................           (0.14)              --       (0.01)      (0.04)      (0.01)

   Net realized gains ......................................           (0.28)           (0.82)      (0.70)      (0.68)      (0.04)
                                                               --------------------------------------------------------------------
Total distributions ........................................           (0.42)           (0.82)      (0.71)      (0.72)      (0.05)
                                                               --------------------------------------------------------------------
Net asset value, end of period .............................       $   14.74        $   15.04   $   13.43   $   12.64   $   11.91
                                                               ====================================================================

Total return c .............................................            0.72%           18.73%      12.51%      12.48%       7.77%

RATIOS TO AVERAGE NET ASSETS d

Expenses before waiver and payments by affiliate and
  expense reduction e ......................................            2.95%            3.36%       3.53%       3.15%       3.45%

Expenses before waiver and payments by affiliate e..........            2.95%            3.36%       3.53%       3.05%       3.45%

Expenses net of waiver and payments by affiliate and
  expense reduction e ......................................            2.95%            3.36%       3.52%       3.05%       3.45%

Ratio to average net assets, excluding dividend expense on securities sold short:

   Expenses before waiver and payments by affiliate and
     expense reduction .....................................            2.93%            3.16%       3.34%       3.11%       3.36%

   Expenses net of waiver and payments by affiliate ........            2.93%            3.16%       3.34%       3.02%       3.36%

   Expenses net of waiver and payments by affiliate and
     expense reduction .....................................            2.93%            3.16%       3.33%       3.02%       3.36%

Net investment income (loss) ...............................            0.50%            1.11%      (0.19)%      0.17%      (0.89)%

SUPPLEMENTAL DATA

Net assets, end of period (000's) ..........................       $ 293,620        $ 209,897   $ 104,694   $  57,709   $  24,225

Portfolio turnover rate ....................................           40.39%           85.63%      69.20%      87.68%     129.60%

a The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchase of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

b Based on average daily shares outstanding.

c Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

d Ratios are annualized for periods less than one year.

e Includes dividend expense on securities sold short which varies from year to year. See below for expense ratios that reflect only operating expenses.

f For the period November 3, 2003 (effective date) to March 31, 2004.


14 | The accompanying notes are an integral part of these financial statements.
   | Semiannual Report

Franklin Mutual Recovery Fund

                                                               --------------------------------------------------------------------
                                                                SIX MONTHS ENDED
                                                               SEPTEMBER 30, 2007                YEAR ENDED MARCH 31,
CLASS B                                                            (UNAUDITED)           2007        2006        2005        2004 f
                                                               --------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)

Net asset value, beginning of period .......................       $   14.78        $   13.29   $   12.58   $   11.89   $   11.10
                                                               --------------------------------------------------------------------
Income from investment operations a:

   Net investment income (loss) b ..........................           (0.01)            0.01       (0.11)      (0.06)      (0.07)

   Net realized and unrealized gains (losses) ..............            0.08             2.30        1.52        1.43        0.91
                                                               --------------------------------------------------------------------
Total from investment operations ...........................            0.07             2.31        1.41        1.37        0.84
                                                               --------------------------------------------------------------------
Less distributions from:

   Net investment income ...................................           (0.11)              --          --          --       (0.01)

   Net realized gains ......................................           (0.28)           (0.82)      (0.70)      (0.68)      (0.04)
                                                               --------------------------------------------------------------------
Total distributions ........................................           (0.39)           (0.82)      (0.70)      (0.68)      (0.05)
                                                               --------------------------------------------------------------------
Net asset value, end of period .............................       $   14.46        $   14.78   $   13.29   $   12.58   $   11.89
                                                               ====================================================================
Total return c .............................................            0.37%           18.00%      11.79%      11.77%       7.55%

RATIOS TO AVERAGE NET ASSETS d

Expenses before waiver and payments by affiliate and
  expense reduction e ......................................            3.60%            4.01%       4.18%       3.79%       4.10%

Expenses net of waiver and payments by affiliate e..........            3.60%            4.01%       4.18%       3.69%       4.10%

Expenses net of waiver and payments by affiliate and
  expense reduction e ......................................            3.60%            4.01%       4.17%       3.69%       4.10%

Ratio to average net assets, excluding dividend expense on securities sold short:

   Expenses before waiver and payments by affiliate and
     expense reduction .....................................            3.58%            3.81%       3.99%       3.75%       4.00%

   Expenses net of waiver and payments by affiliate ........            3.58%            3.81%       3.99%       3.65%       4.00%

   Expenses net of waiver and payments by affiliate and
     expense reduction .....................................            3.58%            3.81%       3.98%       3.65%       4.00%

Net investment income (loss) ...............................           (0.15)%           0.46%      (0.84)%     (0.47)%     (1.47)%

SUPPLEMENTAL DATA

Net assets, end of period (000's) ..........................       $   5,097        $   5,024   $   4,243   $   3,246   $   1,892

Portfolio turnover rate ....................................           40.39%           85.63%      69.20%      87.68%     129.60%

a The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchase of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

b Based on average daily shares outstanding.

c Total return does not reflect sales commissions and contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

d Ratios are annualized for periods less than one year.

e Includes dividend expense on securities sold short which varies from year to year. See below for expense ratios that reflect only operating expenses.

f For the period November 3, 2003 (effective date) to March 31, 2004.


                                                          Semiannual Report |
 The accompanying notes are an integral part of these financial statements. | 15

Franklin Mutual Recovery Fund

                                                               --------------------------------------------------------------------
                                                                SIX MONTHS ENDED
                                                               SEPTEMBER 30, 2007                YEAR ENDED MARCH 31,
CLASS C                                                            (UNAUDITED)           2007        2006        2005        2004 f
                                                               --------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)

Net asset value, beginning of period .......................       $   14.78        $   13.29   $   12.58   $   11.89   $   11.10
                                                               --------------------------------------------------------------------
Income from investment operations a:

   Net investment income (loss) b ..........................           (0.01)            0.04       (0.11)      (0.06)      (0.07)

   Net realized and unrealized gains (losses) ..............            0.09             2.27        1.52        1.43        0.91
                                                               --------------------------------------------------------------------
Total from investment operations ...........................            0.08             2.31        1.41        1.37        0.84
                                                               --------------------------------------------------------------------
Less distributions from:

   Net investment income ...................................           (0.12)              --          --          --       (0.01)

   Net realized gains ......................................           (0.28)           (0.82)      (0.70)      (0.68)      (0.04)
                                                               --------------------------------------------------------------------
Total distributions ........................................           (0.40)           (0.82)      (0.70)      (0.68)      (0.05)
                                                               --------------------------------------------------------------------
Net asset value, end of period .............................       $   14.46        $   14.78   $   13.29   $   12.58   $   11.89
                                                               ====================================================================

Total return c .............................................            0.40%           17.99%       11.79%     11.77%       7.54%

RATIOS TO AVERAGE NET ASSETS d

Expenses before waiver and payments by affiliate and
   expense reduction e .....................................            3.60%            3.99%       4.18%       3.78%       4.10%

Expenses net of waiver and payments by affiliate e .........            3.60%            3.99%       4.18%       3.68%       4.10%

Expenses net of waiver and payments by affiliate and
   expense reduction e .....................................            3.60%            3.99%       4.17%       3.68%       4.10%

Ratio to average net assets, excluding dividend expense on securities sold short:

   Expenses before waiver and payments by affiliate and
     expense reduction .....................................            3.58%            3.79%       3.99%       3.74%       4.02%

   Expenses net of waiver and payments by affiliate ........            3.58%            3.79%       3.99%       3.64%       4.02%

   Expenses net of waiver and payments by affiliate and
     expense reduction .....................................            3.58%            3.79%       3.98%       3.64%       4.02%

Net investment income (loss) ...............................           (0.16)%           0.48%      (0.84)%     (0.46)%     (1.52)%

SUPPLEMENTAL DATA

Net assets, end of period (000's) ..........................       $ 114,351        $  87,018   $  55,030   $  29,991   $  16,887

Portfolio turnover rate ....................................           40.39%           85.63%      69.20%      87.68%     129.60%

a The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchase of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

b Based on average daily shares outstanding.

c Total return does not reflect sales commissions and contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

d Ratios are annualized for periods less than one year.

e Includes dividend expense on securities sold short which varies from year to year. See below for expense ratios that reflect only operating expenses.

f For the period November 3, 2003 (effective date) to March 31, 2004.


16 | The accompanying notes are an integral part of these financial statements.
   | Semiannual Report

Franklin Mutual Recovery Fund

                                                               ---------------------------------------------------------------------
                                                                SIX MONTHS ENDED
                                                               SEPTEMBER 30, 2007                YEAR ENDED MARCH 31,
ADVISOR CLASS                                                      (UNAUDITED)           2007        2006        2005        2004 f
                                                               ---------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)

Net asset value, beginning of period .......................       $   15.18        $   13.50   $   12.67   $   11.92   $   10.00
                                                               ---------------------------------------------------------------------
Income from investment operations a:

   Net investment income (loss) b ..........................            0.06             0.21        0.02        0.06       (0.09)

   Net realized and unrealized gains (losses) ..............            0.10             2.29        1.53        1.44        2.06
                                                               ---------------------------------------------------------------------
Total from investment operations ...........................            0.16             2.50        1.55        1.50        1.97
                                                               ---------------------------------------------------------------------
Less distributions from:

   Net investment income ...................................           (0.15)              --       (0.02)      (0.07)      (0.01)

   Net realized gains ......................................           (0.28)           (0.82)      (0.70)      (0.68)      (0.04)
                                                               ---------------------------------------------------------------------
Total distributions ........................................           (0.43)           (0.82)      (0.72)      (0.75)      (0.05)
                                                               ---------------------------------------------------------------------
Net asset value, end of period .............................       $   14.91        $   15.18   $   13.50   $   12.67   $   11.92
                                                               =====================================================================

Total return c .............................................            0.91%           19.24%      12.88%      12.88%      19.76%

RATIOS TO AVERAGE NET ASSETS d

Expenses before waiver and payments by affiliate and
   expense reduction e .....................................            2.60%            3.01%       3.18%       2.80%       3.10%

Expenses net of waiver and payments by affiliate e .........            2.60%            3.01%       3.18%       2.70%       3.10%

Expenses net of waiver and payments by affiliate and
   expense reduction e .....................................            2.60%            3.01%       3.17%       2.70%       3.10%

Ratio to average net assets, excluding dividend expense on securities sold short:

   Expenses before waiver and payments by affiliate and
     expense reduction .....................................            2.58%            2.81%       2.99%       2.76%       3.01%

   Expenses net of waiver and payments by affiliate ........            2.58%            2.81%       2.99%       2.66%       3.01%

   Expenses net of waiver and payments by affiliate and
     expense reduction .....................................            2.58%            2.81%       2.98%       2.66%       3.10%

Net investment income (loss) ...............................            0.85%            1.46%       0.16%       0.52%      (1.01)%

SUPPLEMENTAL DATA

Net assets, end of period (000's) ..........................       $ 189,822        $ 152,068   $  80,420   $  71,586   $  45,854

Portfolio turnover rate ....................................           40.39%           85.63%      69.20%      87.68%     129.60%

a The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchase of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

b Based on average daily shares outstanding.

c Total return is not annualized for periods less than one year.

d Ratios are annualized for periods less than one year.

e Includes dividend expense on securities sold short which varies from year to year. See below for expense rates that reflect only operating expenses.

f For the period June 3, 2003 (commencement of operations) to March 31, 2004.


                                                          Semiannual Report |
 The accompanying notes are an integral part of these financial statements. | 17

Franklin Mutual Recovery Fund

STATEMENT OF INVESTMENTS, SEPTEMBER 30, 2007 (UNAUDITED)

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                  SHARES/RIGHTS/
                                                                                   COUNTRY      WARRANTS/CONTRACTS        VALUE
------------------------------------------------------------------------------------------------------------------------------------
        LONG TERM INVESTMENTS 92.9%
        COMMON STOCKS AND OTHER EQUITY INTERESTS 85.7%
        AIRLINES 1.5%
      a ACE Aviation Holdings Inc., A ....................................          Canada            191,032        $    5,109,811
    a,b ACE Aviation Holdings Inc., A, 144A ..............................          Canada             10,020               268,019
      a Northwest Airlines Corp. .........................................      United States         165,025             2,937,445
    a,c Northwest Airlines Corp., Contingent Distribution ................      United States       7,455,000               633,675
                                                                                                                     ---------------
                                                                                                                          8,948,950
                                                                                                                     ---------------

        AUTOMOBILES 1.3%
        General Motors Corp. .............................................      United States         151,188             5,548,600
a,d,e,f International Automotive Components Group Brazil LLC .............          Brazil            155,394             1,229,166
a,d,e,f International Automotive Components Group Japan LLC ..............          Japan              16,213               141,142
a,d,e,f International Automotive Components Group LLC ....................        Luxembourg          660,308               660,308
a,d,e,f International Automotive Components Group NA LLC .................      United States         146,400               123,430
                                                                                                                     ---------------
                                                                                                                          7,702,646
                                                                                                                     ---------------

        BEVERAGES 2.6%
        Carlsberg AS, B ..................................................         Denmark             42,030             5,740,957
        Pernod Ricard SA .................................................          France             44,683             9,751,443
                                                                                                                     ---------------
                                                                                                                         15,492,400
                                                                                                                     ---------------

        BUILDING PRODUCTS 0.7%
      a Armstrong World Industries Inc. ..................................      United States          52,099             2,114,699
    a,c Armstrong World Industries Inc., Contingent Distribution .........      United States       5,819,475                21,823
      a Owens Corning Inc. ...............................................      United States          45,110             1,130,006
    a,d Owens Corning Inc. (restricted) ..................................      United States          28,553               679,490
                                                                                                                     ---------------
                                                                                                                          3,946,018
                                                                                                                     ---------------

        CHEMICALS 1.2%
        Koninklijke DSM NV ...............................................       Netherlands          140,320             7,574,177
                                                                                                                     ---------------

        COMMERCIAL BANKS 5.1%
        ABN AMRO Holding NV ..............................................       Netherlands          231,693            12,208,923
        ABN AMRO Holding NV, ADR .........................................       Netherlands           33,760             1,772,400
  a,d,f Elephant Capital Holdings Ltd. ...................................          Japan                 297               270,843
  a,d,f First Chicago Bancorp ............................................      United States         410,714             5,749,996
  a,d,f NCB Warrant Holdings Ltd., A .....................................          Japan              13,135             1,080,114
        U.S. Bancorp .....................................................      United States         298,070             9,696,217
                                                                                                                     ---------------
                                                                                                                         30,778,493
                                                                                                                     ---------------

        COMMUNICATIONS EQUIPMENT 1.6%
      a Sycamore Networks Inc. ...........................................      United States       2,356,840             9,592,339
                                                                                                                     ---------------

        COMPUTERS & PERIPHERALS 0.7%
      a EMC Corp. ........................................................      United States         213,550             4,441,840
                                                                                                                     ---------------

        CONSTRUCTION MATERIALS 1.7%
        Florida Rock Industries Inc. .....................................      United States         168,600            10,535,814
                                                                                                                     ---------------


18 | Semiannual Report

Franklin Mutual Recovery Fund

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                  SHARES/RIGHTS/
                                                                                   COUNTRY      WARRANTS/CONTRACTS        VALUE
------------------------------------------------------------------------------------------------------------------------------------
        LONG TERM INVESTMENTS (CONTINUED)
        COMMON STOCKS AND OTHER EQUITY INTERESTS (CONTINUED)
        CONSUMER FINANCE 4.4%
  a,d,f Cerberus CG Investor I LLC .......................................      United States       1,645,200        $    1,726,966
  a,d,f Cerberus CG Investor II LLC ......................................      United States       1,645,200             1,726,966
  a,d,f Cerberus CG Investor III LLC .....................................      United States         822,600               863,483
  a,d,f Cerberus FIM Investors Auto Finance LLC ..........................      United States         386,587               308,705
  a,d,f Cerberus FIM Investors Commercial Finance LLC ....................      United States          49,398                39,446
  a,d,f Cerberus FIM Investors Commercial Mortgage LLC ...................      United States          84,523                67,495
  a,d,f Cerberus FIM Investors Insurance LLC .............................      United States         402,674               321,551
  a,d,f Cerberus FIM Investors Rescap LLC ................................      United States         854,068               682,008
        SLM Corp. ........................................................      United States         415,780            20,651,793
                                                                                                                     ---------------
                                                                                                                         26,388,413
                                                                                                                     ---------------

        CONTAINERS & PACKAGING 2.1%
        Temple-Inland Inc. ...............................................      United States         239,940            12,628,042
                                                                                                                     ---------------

        DIVERSIFIED FINANCIAL SERVICES 1.3%
        Banca Italease ...................................................          Italy              37,048               692,127
      g Fortis ...........................................................         Belgium            203,730             5,999,638
      a Fortis, rts., 10/09/07 ...........................................         Belgium            203,730             1,080,806
                                                                                                                     ---------------
                                                                                                                          7,772,571
                                                                                                                     ---------------

        DIVERSIFIED TELECOMMUNICATION SERVICES 2.3%
a,d,e,f AboveNet Inc. ....................................................      United States          39,586             1,979,300
a,c,e,f AboveNet Inc., Contingent Distribution ...........................      United States       2,387,000                    --
  a,d,e AboveNet Inc., options to purchase (shares), exercise price
          $20.95, expiration date 9/09/13 ................................      United States              55                 2,346
        BCE Inc. .........................................................         Canada             290,200            11,643,602
                                                                                                                     ---------------
                                                                                                                         13,625,248
                                                                                                                     ---------------

        ELECTRONIC EQUIPMENT & INSTRUMENTS 0.9%
        Tyco Electronics Ltd. ............................................      United States         145,220             5,165,475
                                                                                                                     ---------------

        FOOD & STAPLES RETAILING 3.4%
        Carrefour SA .....................................................         France             115,370             8,083,318
        CVS Caremark Corp. ...............................................      United States         311,199            12,332,816
                                                                                                                     ---------------
                                                                                                                         20,416,134
                                                                                                                     ---------------

        FOOD PRODUCTS 3.8%
        Cadbury Schweppes PLC ............................................     United Kingdom         865,800            10,046,199
        CSM NV ...........................................................       Netherlands          201,500             6,758,687
        Koninklijke Numico NV ............................................       Netherlands           77,047             5,977,294
                                                                                                                     ---------------
                                                                                                                         22,782,180
                                                                                                                     ---------------

        HEALTH CARE EQUIPMENT & SUPPLIES 1.0%
        Dade Behring Holdings Inc. .......................................      United States          82,081             6,266,884
                                                                                                                     ---------------


                                                          Semiannual Report | 19

Franklin Mutual Recovery Fund

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                  SHARES/RIGHTS/
                                                                                   COUNTRY      WARRANTS/CONTRACTS        VALUE
------------------------------------------------------------------------------------------------------------------------------------
        LONG TERM INVESTMENTS (CONTINUED)
        COMMON STOCKS AND OTHER EQUITY INTERESTS (CONTINUED)
        HEALTH CARE PROVIDERS & SERVICES 3.5%
      a Assisted Living Concepts Inc. ....................................      United States         795,410        $    7,270,047
      a Community Health Systems Inc. ....................................      United States         179,400             5,640,336
a,d,e,f Kindred Healthcare Inc. ..........................................      United States         103,800             1,766,105
a,d,e,f Kindred Healthcare Inc., options to purchase (shares):
          exercise price $18.15, expiration date 7/17/11 .................      United States             217                    --
          exercise price $19.87, expiration date 1/01/12 .................      United States              66                    --
          exercise price $6.94, expiration date 1/01/13 ..................      United States              93                   937
          exercise price $19.87, expiration date 1/01/14 .................      United States              93                    --
          exercise price $21.33, expiration date 1/10/15 .................      United States              50                    --
          exercise price $22.08, expiration date 1/10/16 .................      United States              22                    --
        Omnicare Inc. ....................................................      United States         103,250             3,420,673
      a PharMerica Inc. ..................................................      United States          37,993               566,856
      a Tenet Healthcare Corp. ...........................................      United States         766,804             2,576,461
                                                                                                                     ---------------
                                                                                                                         21,241,415
                                                                                                                     ---------------

        HOTELS, RESTAURANTS & LEISURE 2.5%
        Hilton Hotels Corp. ..............................................      United States         306,070            14,229,194
      a Trump Entertainment Resorts Inc. .................................      United States         153,564               990,488
                                                                                                                     ---------------
                                                                                                                         15,219,682
                                                                                                                     ---------------

        INDEPENDENT POWER PRODUCERS & ENERGY TRADERS 4.0%
        Constellation Energy Group .......................................      United States         120,550            10,341,984
        TXU Corp. ........................................................      United States         202,510            13,865,860
                                                                                                                     ---------------
                                                                                                                         24,207,844
                                                                                                                     ---------------

        INDUSTRIAL CONGLOMERATES 3.1%
      e Orkla ASA ........................................................         Norway             554,089             9,897,383
        Siemens AG .......................................................         Germany             45,850             6,293,468
        Tyco International Ltd. ..........................................      United States          27,920             1,237,973
        Walter Industries Inc. ...........................................      United States          38,765             1,042,779
                                                                                                                     ---------------
                                                                                                                         18,471,603
                                                                                                                     ---------------

        INSURANCE 2.8%
        Allianz SE .......................................................         Germany             24,240             5,664,076
  a,d,f Imagine Group Holdings Ltd. ......................................         Bermuda            287,034             3,267,882
    d,f Symetra Financial ................................................      United States          51,200             8,025,600
                                                                                                                     ---------------
                                                                                                                         16,957,558
                                                                                                                     ---------------

        IT SERVICES 3.4%
        Acxiom Corp. .....................................................      United States         216,530             4,285,129
      a Alliance Data Systems Corp. ......................................      United States         139,090            10,771,129
      a CheckFree Corp. ..................................................      United States         117,600             5,473,104
                                                                                                                     ---------------
                                                                                                                         20,529,362
                                                                                                                     ---------------


20 | Semiannual Report

Franklin Mutual Recovery Fund

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                  SHARES/RIGHTS/
                                                                                   COUNTRY      WARRANTS/CONTRACTS        VALUE
------------------------------------------------------------------------------------------------------------------------------------
        LONG TERM INVESTMENTS (CONTINUED)
        COMMON STOCKS AND OTHER EQUITY INTERESTS (CONTINUED)
        MACHINERY 0.0% h
  a,d,f Motor Coach Industries International Inc., wts., 5/27/09 .........      United States               1        $           --
                                                                                                                     ---------------
        MEDIA 8.5%
    a,c Adelphia Communications Corp., Contingent Distribution ...........      United States       7,197,000             1,259,591
      a Adelphia Recovery Trust ..........................................      United States      11,280,134               888,875
    a,c Adelphia Recovery Trust, Arahova Contingent Value Vehicle,
          Contingent Distribution, .......................................      United States       1,018,915               514,552
    a,c Century Communications Corp., Contingent Distribution ............      United States       2,826,000                    --
        Eutelsat Communications ..........................................         France             231,735             5,747,000
        News Corp., A ....................................................      United States         394,110             8,666,479
        Sun-Times Media Group Inc., A ....................................      United States         112,700               255,829
      a Time Warner Cable Inc., A ........................................      United States         245,614             8,056,139
      i Time Warner Inc. .................................................      United States         582,593            10,696,407
        Virgin Media Inc. ................................................      United Kingdom        636,162            15,439,652
                                                                                                                     ---------------
                                                                                                                         51,524,524
                                                                                                                     ---------------

        METALS & MINING 2.5%
        Alcan Inc. .......................................................         Canada             113,710            11,380,097
        Alcoa Inc. .......................................................      United States          65,120             2,547,494
  d,e,f Esmark Inc. ......................................................      United States           1,363             1,117,974
                                                                                                                     ---------------
                                                                                                                         15,045,565
                                                                                                                     ---------------

        MULTI-UTILITIES 0.8%
        NorthWestern Corp. ...............................................      United States         168,933             4,589,910
    a,c Northwestern Corp., Contingent Distribution ......................      United States           1,020                     2
      a NorthWestern Corp., wts., 11/01/07 ...............................      United States             366                 1,457
                                                                                                                     ---------------
                                                                                                                          4,591,369
                                                                                                                     ---------------

        PAPER & FOREST PRODUCTS 3.7%
      a Domtar Corp. .....................................................      United States         634,506             5,202,949
        MeadWestvaco Corp. ...............................................      United States          97,800             2,888,034
        Weyerhaeuser Co. .................................................      United States         195,052            14,102,260
                                                                                                                     ---------------
                                                                                                                         22,193,243
                                                                                                                     ---------------

        REAL ESTATE 2.6%
        Link REIT ........................................................        Hong Kong         3,238,527             7,123,181
        Archstone-Smith Trust ............................................      United States         143,800             8,648,132
                                                                                                                     ---------------
                                                                                                                         15,771,313
                                                                                                                     ---------------

        ROAD & RAIL 2.3%
        Laidlaw International Inc. .......................................      United States         233,060             8,208,373
      a U.S. Xpress Enterprises Inc., A ..................................      United States         297,210             5,872,869
                                                                                                                     ---------------
                                                                                                                         14,081,242
                                                                                                                     ---------------

        SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT 0.9%
      a LSI Corp .........................................................      United States         765,959             5,683,416
                                                                                                                     ---------------


                                                          Semiannual Report | 21

Franklin Mutual Recovery Fund

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                  SHARES/RIGHTS/
                                                                                   COUNTRY      WARRANTS/CONTRACTS        VALUE
------------------------------------------------------------------------------------------------------------------------------------
        LONG TERM INVESTMENTS (CONTINUED)
        COMMON STOCKS AND OTHER EQUITY INTERESTS (CONTINUED)
        TOBACCO 8.3%
        Altadis SA .......................................................          Spain             128,226        $    9,022,465
        Altria Group Inc. ................................................      United States         167,460            11,643,494
        Imperial Tobacco Group PLC .......................................      United Kingdom        178,562             8,189,021
        Japan Tobacco Inc. ...............................................          Japan               1,883            10,343,632
        KT&G Corp. .......................................................       South Korea          135,733            10,604,141
                                                                                                                     ---------------
                                                                                                                         49,802,753
                                                                                                                     ---------------

        TRANSPORTATION INFRASTRUCTURE 0.0% h
      a Groupe Eurotunnel SA, wts., 12/30/11 .............................         France              27,397                 8,986
                                                                                                                     ---------------

        WIRELESS TELECOMMUNICATION SERVICES 1.2%
        Alltel Corp. .....................................................      United States         101,920             7,101,786
                                                                                                                     ---------------

        TOTAL COMMON STOCKS AND OTHER EQUITY INTERESTS
          (COST $483,878,057) ............................................                                              516,489,285
                                                                                                                     ---------------

        PREFERRED STOCK (COST $5,070,484) 0.8%

        METALS & MINING 0.8%
  d,e,f Esmark Inc., 8.00%, cvt., pfd., A ................................      United States           5,070             4,884,397
                                                                                                                     ---------------

        OPTIONS PURCHASED 0.4%

        CALL OPTIONS 0.0% h
    a,d Owens Corning Inc., exercise price $37.50, expiration date
          1/02/08, shares ................................................      United States          25,472                 2,420
                                                                                                                     ---------------

        PUT OPTIONS 0.4%
      a Dow Jones EUROSTOXX 50, exercise price $4,091.32, expiration date
          7/18/08, contracts .............................................      United States           4,013               693,366
      a S&P 500 Index, exercise price $1,250.00, expiration date 6/21/08,
          contracts ......................................................      United States             109               206,010
      a S&P 500 Index, exercise price $1,375.00, expiration date 6/21/08,
          contracts ......................................................      United States             353             1,302,570
                                                                                                                     ---------------
                                                                                                                          2,201,946
                                                                                                                     ---------------
      TOTAL OPTIONS PURCHASED (COST $2,238,377) ..........................                                                2,204,366
                                                                                                                     ---------------

                                                                                                ------------------
                                                                                                PRINCIPAL AMOUNT j
                                                                                                ------------------
        CORPORATE BONDS & NOTES 5.9%
      b ACE Aviation Holdings Inc., cvt., 144A, 4.25%, 6/01/35 ...........         Canada       $     430,000 CAD           475,640
      b Calpine Corp., senior secured note, 144A,
          8.500%, 7/15/10 ................................................      United States         226,000               245,210
          9.875%, 12/01/11 ...............................................      United States          80,000                85,600
          8.750%, 7/15/13 ................................................      United States         118,000               129,210
    d,f Cerberus CG Investor I LLC, 12.00%, 7/31/14 ......................      United States       1,645,200             1,726,966
    d,f Cerberus CG Investor II LLC, 12.00%, 7/31/14 .....................      United States       1,645,200             1,726,966
    d,f Cerberus CG Investor III LLC, 12.00%, 7/31/14 ....................      United States         822,600               863,483


22 | Semiannual Report

Franklin Mutual Recovery Fund

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                PRINCIPAL AMOUNT j/
                                                                                COUNTRY              SHARES               VALUE
------------------------------------------------------------------------------------------------------------------------------------
        LONG TERM INVESTMENTS (CONTINUED)
        CORPORATE BONDS & NOTES (CONTINUED)
    d,f Cerberus FIM Investors Auto Finance LLC, 12.00%, 11/22/13 .........     United States       1,153,479        $      921,099
    d,f Cerberus FIM Investors Commercial Finance LLC, 12.00%, 11/22/13 ...     United States         148,194               118,339
    d,f Cerberus FIM Investors Commercial Mortgage LLC, 12.00%, 11/22/13 ..     United States         253,570               202,486
    d,f Cerberus FIM Investors Insurance LLC, 12.00%, 11/22/13 ............     United States       1,208,021               964,653
    d,f Cerberus FIM Investors Rescap LLC, 12.00%, 11/22/13 ...............     United States       2,562,205             2,046,023
        Groupe Eurotunnel SA, cvt.,
          3.00%, 7/28/08 ..................................................         France              1,100 EUR             3,287
          3.00%, 7/28/08 ..................................................         France              1,773 GBP             7,602
          3.00%, 6/28/09 ..................................................         France              1,100 EUR             3,177
          3.00%, 6/28/09 ..................................................         France              1,773 GBP             7,348
          3.00%, 7/28/10 ..................................................         France          1,561,200 EUR         4,285,873
          3.00%, 7/28/10 ..................................................         France            805,919 GBP         3,174,852
          6.00%, 7/28/10 ..................................................         France          3,888,000 EUR         7,402,144
          6.00%, 7/28/10 ..................................................         France          1,941,245 GBP         5,164,458
  d,e,f International Automotive Components Group NA LLC, 9.00%, 4/01/17 ..     United States          90,167                90,167
  d,f,k Motor Coach Industries International Inc., FRN, 18.36%, 12/01/08 ..     United States       3,310,689             3,277,583
        Trump Entertainment Resorts Inc., 8.50%, 5/20/15 ..................     United States       2,801,691             2,346,416
    d,f Wheeling-Pittsburgh Corp., cvt., 6.00%, 11/15/08 ..................     United States         649,000               649,000
                                                                                                                     ---------------
        TOTAL CORPORATE BONDS & NOTES (COST $35,761,700) ..................                                              35,917,582
                                                                                                                     ---------------

        CORPORATE BONDS & NOTES IN REORGANIZATION 0.1%
    k,l Collins & Aikman Products Co.,
          Revolver, FRN, 11.50%, 8/31/09 ..................................     United States          15,947                 6,778
          Tranche B1 Term Loan, FRN, 11.50%, 8/31/11 ......................     United States          37,800                16,065
      l Dana Corp.,
          6.50%, 3/01/09 ..................................................     United States         146,000               121,180
          5.85%, 1/15/15 ..................................................     United States         397,000               315,615
          7.00%, 3/01/29 ..................................................     United States          88,000                71,720
          senior note, 7.00%, 3/15/28 .....................................     United States          30,000                24,450
                                                                                                                     ---------------
        TOTAL CORPORATE BONDS & NOTES IN REORGANIZATION
          (COST $511,439) .................................................                                                 555,808
                                                                                                                     ---------------

        TOTAL LONG TERM INVESTMENTS (COST $527,460,057) ...................                                             560,051,438
                                                                                                                     ---------------

        SHORT TERM INVESTMENTS 8.2%
        GOVERNMENT AGENCIES (COST $47,477,920) 7.9%
      m FHLB, 10/01/07 - 2/15/08 ..........................................     United States      47,600,000            47,493,494
                                                                                                                    ---------------

      n INVESTMENTS FROM CASH COLLATERAL RECEIVED FOR LOANED
           SECURITIES 0.3%
        MONEY MARKET FUND (COST $1,896,860) 0.3%
      o Bank of New York Institutional Cash Reserve Fund, 5.48% ...........     United States       1,896,860             1,896,860
                                                                                                                     ---------------
        TOTAL SHORT TERM INVESTMENTS (COST $49,374,780)                                                                  49,390,354
                                                                                                                     ---------------

        TOTAL INVESTMENTS (COST $576,834,837) 101.1% ......................                                             609,441,792
        SECURITIES SOLD SHORT (1.0)% ......................................                                              (5,654,091)
        NET UNREALIZED LOSS ON FORWARD EXCHANGE CONTRACTS
          (0.7)% ..........................................................                                              (4,492,383)


                                                          Semiannual Report | 23

Franklin Mutual Recovery Fund

------------------------------------------------------------------------------------------------------------------------------------
                                                                                 COUNTRY              SHARES              VALUE
------------------------------------------------------------------------------------------------------------------------------------
        OTHER ASSETS, LESS LIABILITIES 0.6% ..............................                                           $    3,594,835
                                                                                                                     ---------------
        NET ASSETS 100.0% ................................................                                           $  602,890,153
                                                                                                                     ===============

      p SECURITIES SOLD SHORT 1.0%
        CONSTRUCTION MATERIALS 0.5%
        Vulcan Materials Co. .............................................      United States          31,864        $    2,840,676
        SOFTWARE 0.5%
      a VMware Inc., A ...................................................      United States          33,099             2,813,415
                                                                                                                     ---------------
        TOTAL SECURITIES SOLD SHORT (PROCEEDS $6,074,789) ...............                                            $    5,654,091
                                                                                                                     ===============

CURRENCY ABBREVIATIONS

CAD     -   Canadian Dollar
EUR     -   Euro
GBP     -   British Pound

SELECTED PORTFOLIO ABBREVIATIONS

ADR     -   American Depository Receipt
FHLB    -   Federal Home Loan Bank
FRN     -   Floating Rate Note
REIT    -   Real Estate Investment Trust

a Non-income producing for the twelve months ended September 30, 2007.

b Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. These securities have been deemed liquid under guidelines approved by the Fund's Board of Trustees. At September 30, 2007, the aggregate value of these securities was $1,203,679, representing 0.20% of net assets.

c Contingent distributions represent the right to receive additional distributions, if any, during the reorganization of the underlying company. Shares represent total underlying principal of debt securities.

d See Note 10 regarding restricted securities.

e See Note 11 regarding other considerations.

f Security has been deemed illiquid because it may not be able to be sold within the aggregate value of these securities was seven days. At September 30, 2007, $48,620,579, representing 8.06% of net assets.

g A portion or all of the security is on loan as of September 30, 2007. See Note 1(g).

h Rounds to less than 0.1% of net assets.

i See Note 1(f) regarding securities segregated with broker for securities sold short.

j The principal amount is stated in U.S. dollars unless otherwise indicated.

k The coupon rate shown represents the rate at period end.

l See Note 9 regarding defaulted securities.

m The security is traded on a discount basis with no stated coupon rate.

n See Note 1(g) regarding securities on loan.

o The rate shown is the annualized seven-day yield at period end.

p See Note 1(f) regarding securities sold short.


24 | The accompanying notes are an integral part of these financial statements.
   | Semiannual Report

Franklin Mutual Recovery Fund

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
September 30, 2007 (unaudited)

Assets:
   Investments in securities:
      Cost ..........................................................................   $  574,937,977
      Cost - Money Market Fund ......................................................        1,896,860
                                                                                        ---------------
      Total cost of investments .....................................................   $  576,834,837
                                                                                        ---------------
      Value (includes securities segregated with broker for securities sold short in the amount of $5,619,133 and securities loaned in the amount
         of $1,784,107) .............................................................   $  607,544,932
      Value - Money Market Fund .....................................................        1,896,860
                                                                                        ---------------
      Total value of investments ....................................................      609,441,792
   Cash .............................................................................          177,887
   Cash on deposit with brokers for securities sold short ...........................        4,295,952
   Cash on deposit held in escrow ...................................................           81,100
   Foreign currency, at value (cost $6,678,422) .....................................        6,747,775
   Receivables:
      Investment securities sold ....................................................        3,936,154
      Capital shares sold ...........................................................        2,669,742
      Dividends and interest ........................................................        1,811,919
   Unrealized gain on forward exchange contracts (Note 8) ...........................            1,738
                                                                                        ---------------
         Total assets ...............................................................      629,164,059
                                                                                        ---------------
Liabilities:
   Payables:
      Investment securities purchased ...............................................       12,330,107
      Affiliates ....................................................................        1,733,935
   Securities sold short, at value (proceeds $6,074,789) ............................        5,654,091
   Payable upon return of securities loaned .........................................        1,896,860
   Unrealized loss on forward exchange contracts (Note 8) ...........................        4,494,121
   Accrued expenses and other liabilities ...........................................          164,792
                                                                                        ---------------
         Total liabilities ..........................................................       26,273,906
                                                                                        ---------------
            Net assets, at value ....................................................   $  602,890,153
                                                                                        ===============
Net assets consist of:
   Paid-in capital ..................................................................   $  552,848,508
   Undistributed net investment income ..............................................          197,028
   Net unrealized appreciation (depreciation) .......................................       28,557,465
   Accumulated net realized gain (loss) .............................................       21,287,152
                                                                                        ---------------
            Net assets, at value ....................................................   $  602,890,153
                                                                                        ===============


                                                          Semiannual Report |
 The accompanying notes are an integral part of these financial statements. | 25

Franklin Mutual Recovery Fund

STATEMENT OF ASSETS AND LIABILITIES (CONTINUED)
September 30, 2007 (unaudited)

CLASS A:
   Net assets, at value .............................................................   $  293,619,811
                                                                                        ===============
   Shares outstanding ...............................................................       19,913,303
                                                                                        ===============
   Net asset value per share a ......................................................   $        14.74
                                                                                        ===============
   Maximum offering price per share (net asset value per share / 94.25%) ............   $        15.64
                                                                                        ===============
CLASS B:
   Net assets, at value .............................................................   $    5,097,316
                                                                                        ===============
   Shares outstanding ...............................................................          352,518
                                                                                        ===============
   Net asset value and maximum offering price per share a ...........................   $        14.46
                                                                                        ===============
CLASS C:
   Net assets, at value .............................................................   $  114,351,085
                                                                                        ===============
   Shares outstanding ...............................................................        7,908,612
                                                                                        ===============
   Net asset value and maximum offering price per share a ...........................   $        14.46
                                                                                        ===============
ADVISOR CLASS:
   Net assets, at value .............................................................   $  189,821,941
                                                                                        ===============
   Shares outstanding ...............................................................       12,734,951
                                                                                        ===============
   Net asset value and maximum offering price per share a ...........................   $        14.91
                                                                                        ===============

a Redemption price is equal to net asset value less contingent deferred sales charges, if applicable, and redemption fees retained by the Fund.


26 | The accompanying notes are an integral part of these financial statements.
   | Semiannual Report

Franklin Mutual Recovery Fund

STATEMENT OF OPERATIONS
for the six months ended September 30, 2007 (unaudited)

Investment income:
   Dividends (net of foreign taxes of $280,572) .....................................   $    4,965,214
   Interest .........................................................................        1,772,210
   Income from securities loaned - net ..............................................              283
   Other income .....................................................................        2,601,439
                                                                                        ---------------
         Total investment income ....................................................        9,339,146
                                                                                        ---------------
Expenses:
   Management fees (Note 4a) ........................................................        5,637,812
   Administrative fees (Note 4b) ....................................................          540,583
   Distribution fees (Note 4c)
      Class A .......................................................................          453,413
      Class B .......................................................................           25,779
      Class C .......................................................................          521,938
   Transfer agent fees (Note 4e) ....................................................          406,192
   Custodian fees (Note 5) ..........................................................           30,152
   Reports to shareholders ..........................................................           35,945
   Registration and filing fees .....................................................           82,358
   Professional fees ................................................................          189,473
   Trustees' fees and expenses ......................................................           31,855
   Dividends on securities sold short ...............................................           50,612
   Other ............................................................................           39,762
                                                                                        ---------------
         Total expenses .............................................................        8,045,874
         Expense reductions (Note 5) ................................................          (10,282)
                                                                                        ---------------
            Net expenses ............................................................        8,035,592
                                                                                        ---------------
               Net investment income ................................................        1,303,554
                                                                                        ---------------
Realized and unrealized gains (losses):
   Net realized gain (loss) from:
      Investments ...................................................................       25,340,890
      Written options ...............................................................          124,203
      Foreign currency transactions .................................................       (4,840,698)
      Securities sold short .........................................................         (216,508)
      Synthetic equity swaps ........................................................           39,922
                                                                                        ---------------
         Net realized gain (loss) ...................................................       20,447,809
                                                                                        ---------------
   Net change in unrealized appreciation (depreciation) on:
      Investments ...................................................................      (17,790,326)
      Translation of assets and liabilities denominated in foreign currencies .......       (3,523,311)
                                                                                        ---------------
         Net change in unrealized appreciation (depreciation) .......................      (21,313,637)
                                                                                        ---------------
Net realized and unrealized gain (loss) .............................................         (865,828)
                                                                                        ---------------
Net increase (decrease) in net assets resulting from operations .....................   $      437,726
                                                                                        ===============


                                                          Semiannual Report |
 The accompanying notes are an integral part of these financial statements. | 27

Franklin Mutual Recovery Fund

STATEMENT OF CHANGES IN NET ASSETS

                                                                                           ------------------------------------
                                                                                            SIX MONTHS ENDED
                                                                                           SEPTEMBER 30, 2007     YEAR ENDED
                                                                                              (UNAUDITED)       MARCH 31, 2007
                                                                                           ------------------------------------
Increase (decrease) in net assets:
   Operations:
      Net investment income ............................................................   $        1,303,554   $    3,233,685
      Net realized gain (loss) from investments, written options, foreign currency
         transactions, securities sold short, and synthetic equity swaps ...............           20,447,809       21,763,483
      Net change in unrealized appreciation (depreciation) on investments and
         translation of assets and liabilities denominated in foreign currencies .......          (21,313,637)      30,029,601
                                                                                           ------------------------------------
            Net increase (decrease) in net assets resulting from operations ............              437,726       55,026,769
                                                                                           ------------------------------------
   Distributions to shareholders from:
      Net investment income:
         Class A .......................................................................           (2,227,848)              --
         Class B .......................................................................              (38,261)              --
         Class C .......................................................................             (781,344)              --
         Advisor Class .................................................................           (1,616,038)              --
      Net realized gains:
         Class A .......................................................................           (4,603,573)      (7,635,415)
         Class B .......................................................................              (96,578)        (259,091)
         Class C .......................................................................           (1,892,083)      (3,766,825)
         Advisor Class .................................................................           (3,134,938)      (5,590,468)
                                                                                           ------------------------------------
   Total distributions to shareholders .................................................          (14,390,663)     (17,251,799)
                                                                                           ------------------------------------
   Capital share transactions: (Note 3)
         Class A .......................................................................           90,655,100       87,953,011
         Class B .......................................................................              189,355          295,466
         Class C .......................................................................           30,269,465       24,428,460
         Advisor Class .................................................................           41,722,668       59,167,599
                                                                                           ------------------------------------

   Total capital share transactions ....................................................          162,836,588      171,844,536
                                                                                           ------------------------------------
            Net increase (decrease) in net assets ......................................          148,883,651      209,619,506
Net assets:
   Beginning of period .................................................................          454,006,502      244,386,996
                                                                                           ------------------------------------
   End of period .......................................................................   $      602,890,153   $  454,006,502
                                                                                           ====================================
Undistributed net investment income included in net assets:
   End of period .......................................................................   $          197,028   $    3,556,965
                                                                                           ====================================


28 | The accompanying notes are an integral part of these financial statements.
   | Semiannual Report

Franklin Mutual Recovery Fund

STATEMENT OF CASH FLOWS
for the six months ended September 30, 2007 (unaudited)

Cash flow from operating activities:
   Dividends, interest and other income received ................................................   $        9,553,032
   Operating expenses paid ......................................................................           (7,463,174)
   Purchases of long-term investments ...........................................................         (384,260,691)
   Cash on deposit with brokers for securities sold short .......................................           13,033,419
   Due from broker - synthetic equity swaps .....................................................            1,297,817
   Realized loss on forward contracts ...........................................................           (4,840,699)
   Sales and maturities of long-term investments ................................................          205,435,958
   Net sales of short-term investments ..........................................................           21,096,085
                                                                                                    -------------------
     Cash used - operating activities ...........................................................         (146,148,253)
                                                                                                    -------------------
Cash flow from financing activities:
   Proceeds from subscriptions of Fund shares ...................................................          178,094,497
   Payment on redemptions of Fund shares ........................................................          (24,749,153)
   Distributions to shareholders ................................................................           (2,246,399)
                                                                                                    -------------------
     Cash provided - financing activities .......................................................          151,098,945
                                                                                                    -------------------
Net increase (decrease) in cash .................................................................            4,950,692
Cash at beginning of period .....................................................................            1,974,970
                                                                                                    -------------------
Cash at end of period ...........................................................................   $        6,925,662
                                                                                                    ===================

Reconciliation of Net Increase (Decrease) in Net Assets Resulting from Operating Activities to
   Net Cash Used in Operating Activities for the six months ended September 30, 2007
      (unaudited)
Net increase (decrease) in net assets resulting from operating activities .......................   $          437,726
   Adjustments to reconcile net increase (decrease) in net assets resulting from operating activities to net used by operating activities:
      Increase in dividends and interest receivable and other assets ............................             (403,704)
      Increase in affiliates, accrued expenses and other liabilities ............................              572,417
      Decrease in cash on deposit with brokers for securities sold short ........................           13,033,419
      Decrease in due from broker - synthetic equity swaps ......................................            1,297,817
      Increase in receivables for investments sold ..............................................           (2,566,761)
      Increase in payable for investments purchased .............................................            8,834,978
      Increase in cost of investments ...........................................................         (188,641,115)
      Net change in unrealized appreciation/depreciation on investments .........................           21,286,970
                                                                                                    -------------------
Net cash used in operating activities ...........................................................   $     (146,148,253)
                                                                                                    -------------------

Noncash financing activities - reinvestment of dividends ........................................   $       12,144,264
                                                                                                    -------------------


                                                          Semiannual Report |
 The accompanying notes are an integral part of these financial statements. | 29

Franklin Mutual Recovery Fund

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Mutual Recovery (Fund) is registered under the Investment Company Act of 1940, as amended, (1940 Act) as a non-diversified, closed-end, continuously offered investment company. The Fund offers four classes of shares: Class A, Class B, Class C, and Advisor Class. Effective March 1, 2005, Class B shares are only offered to existing Class B shareholders in the form of reinvested distributions and certain exchanges from other Franklin Templeton Class B shares. Each class of shares differs by its initial sales load, contingent deferred sales charges, distribution fees, voting rights on matters affecting a single class and its exchange privilege.

The following summarizes the Fund's significant accounting policies.

A. SECURITY VALUATION

Securities listed on a securities exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Over-the-counter securities and listed securities for which there is no reported sale are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market.

Corporate debt securities and Government securities generally trade in the over-the-counter market rather than on a securities exchange. The Fund may utilize independent pricing services, quotations from bond dealers, and information with respect to bond and note transactions, to assist in determining a current market value for each security. The Fund's pricing services may use valuation models or matrix pricing which considers information with respect to comparable bond and note transactions, quotations from bond dealers, or by reference to other securities that are considered comparable in such characteristics as rating, interest rate and maturity date, option adjusted spread models, prepayment projections, interest rate spreads and yield curves, to determine current value.

Foreign securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded, or the NYSE, whichever is earlier. If no sale is reported at that time, the foreign security will be valued within the range of the most recent quoted bid and ask prices. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at the close of the NYSE on the day that the value of the foreign security is determined.

The Fund has procedures to determine the fair value of individual securities and other assets for which market prices are not readily available or which may not be reliably priced. Methods for valuing these securities may include: fundamental analysis, matrix pricing, discounts from market prices of similar securities, or discounts applied due to the nature and duration of restrictions on the disposition of the securities. Due to the inherent uncertainty of valuations of such securities, the fair values may differ significantly from the values that would have been used had a ready market for such investments existed. Occasionally, events occur between the time at which trading in a security is completed and the close of the NYSE that might call into question the


30 | Semiannual Report

Franklin Mutual Recovery Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

A. SECURITY VALUATION (CONTINUED)

availability (including the reliability) of the value of a portfolio security held by the Fund. The investment manager monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depository Receipts, futures contracts and exchange traded funds). These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services. All security valuation procedures are approved by the Fund's Board of Trustees.

B. FOREIGN CURRENCY TRANSLATION

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Fund's Board of Trustees.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments on the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

C. FOREIGN CURRENCY CONTRACTS

When the Fund purchases or sells foreign securities it may enter into foreign exchange contracts to minimize foreign exchange risk from the trade date to the settlement date of the transactions. A foreign exchange contract is an agreement between two parties to exchange different currencies at an agreed upon exchange rate at a future date. Realized and unrealized gains and losses on these contracts are included in the Statement of Operations.

The Fund may also enter into forward exchange contracts to hedge against fluctuations in foreign exchange rates. These contracts are valued daily by the Fund and the unrealized gains or losses on the contracts, as measured by the difference between the contractual forward foreign


                                                          Semiannual Report | 31

Franklin Mutual Recovery Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

C. FOREIGN CURRENCY CONTRACTS (CONTINUED)

exchange rates and the forward rates at the reporting date, are included in the Statement of Assets and Liabilities. Realized and unrealized gains and losses on these contracts are included in the Statement of Operations.

The risks of these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the possible inability of the counterparties to fulfill their obligations under the contracts, which may be in excess of the amount reflected in the Statement of Assets and Liabilities.

D. SYNTHETIC EQUITY SWAPS

The Fund may engage in synthetic equity swaps. Synthetic equity swaps are contracts entered into between a broker and the Fund under which the parties agree to make payments to each other so as to replicate the economic consequences that would apply had a purchase or short sale of the underlying security taken place. Upon entering into synthetic equity swaps, the Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount (margin account). Periodically, payments are made to recognize changes in value of the contract resulting from interest on the notional value of the contract, market value changes in the underlying security, and/or dividends paid by the issuer of the underlying security. The Fund recognizes a realized gain or loss when cash is received from, or paid to, the broker. Synthetic equity swaps are valued daily by the Fund and the unrealized gains or losses on the contracts (as measured by the difference between the contract amount plus or minus cash received or paid and the market value of the underlying securities) are recorded in the Statement of Operations. The margin account and any net unrealized gains or losses on open synthetic equity swaps are included in the Statement of Assets and Liabilities. The risks of entering into synthetic equity swaps include unfavorable price movements in the underlying securities or the inability of the counterparties to fulfill their obligations under the contract.

E. OPTIONS

The Fund may purchase or write options. Options are contracts entitling the holder to purchase or sell a specified number of shares or units of a particular security at a specified price. Options purchased are recorded as investments; options written (sold) are recorded as liabilities. Upon closing of an option, other than by exercise, which results in a cash settlement, the difference between the premium (original option value) and the settlement proceeds is realized as a gain or loss. When securities are acquired or delivered upon exercise of an option, the acquisition cost or sale proceeds are adjusted by the amount of the premium. When an option is closed, the difference between the premium and the cost to close the position is realized as a gain or loss. When an option expires, the premium is realized as a gain for options written or as a loss for options purchased. The risks include the possibility there may be an illiquid options market or the inability of the counterparties to fulfill their obligations under the contract. Writing options involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities.


32 | Semiannual Report

Franklin Mutual Recovery Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

F. SECURITIES SOLD SHORT

The Fund is engaged in selling securities short, which obligates the Fund to replace a borrowed security with the same security at current market value. The Fund incurs a loss if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund realizes a gain if the price of the security declines between those dates. Gains are limited to the price at which the Fund sold the security short, while losses are potentially unlimited in size.

The Fund is required to establish a margin account with the broker lending the security sold short. While the short sale is outstanding, the broker retains the proceeds of the short sale and the Fund must maintain a deposit with broker consisting of cash and securities having a value equal to a specified percentage of the value of the securities sold short. The Fund is obligated to pay the counterparty any dividends or interest due on securities sold short. Such dividends and interest are recorded as an expense to the Fund.

G. SECURITIES LENDING

The Fund may loan securities to certain brokers through a securities lending agent for which it receives initial cash collateral against the loaned securities in an amount equal to at least 102% of the market value of the loaned securities. Collateral is maintained over the life of the loan in an amount not less than 100% of the market value of loaned securities, as determined at the close of Fund business each day; any additional collateral required due to changes in security values is delivered to the Fund on the next business day. The collateral is invested in short-term instruments as noted in the Statement of Investments. The Fund receives interest income from the investment of cash collateral, adjusted by lender fees and broker rebates. The Fund bears the risk of loss with respect to the investment of the collateral and the securities loaned. The securities lending agent has agreed to indemnify the Fund in the case of default of any securities borrower.

H. INCOME TAXES

No provision has been made for U.S. income taxes because it is the Fund's policy to qualify as a regulated investment company under the Internal Revenue Code and to distribute to shareholders substantially all of its taxable income and net realized gains.

Foreign securities held by the Fund may be subject to foreign taxation on dividend and interest income received. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests.

I. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Dividend income and dividends declared on securities sold


                                                          Semiannual Report | 33

Franklin Mutual Recovery Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

I. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS (CONTINUED)

short are recorded on the ex-dividend date except that certain dividends from foreign securities are recognized as soon as the Fund is notified of the ex-dividend date. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with accounting principles generally accepted in the United States of America. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions, by class, are generally due to differences in class specific expenses.

J. ACCOUNTING ESTIMATES

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

K. REDEMPTION FEES

A short term trading redemption fee will be imposed, with some exceptions, on any fund shares that are redeemed or exchanged within seven calendar days following their purchase date. The redemption fee is 2% of the amount redeemed. Such fees are retained by the Fund and accounted for as an addition to paid-in capital. There were no redemption fees for the period.

L. GUARANTEES AND INDEMNIFICATIONS

Under the Fund's organizational documents, its officers and directors are indemnified by the Fund against certain liabilities arising out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. Currently, the Fund expects the risk of loss to be remote.


34 | Semiannual Report

Franklin Mutual Recovery Fund

2. TENDER SHARES

On a quarterly basis, the Fund may make tender offers, the amount of which is determined by the Board of Trustees, for the repurchase of at least 5% but not more than 25% of the shares outstanding. The repurchase price is the net asset value on the repurchase pricing date.

3. SHARES OF BENEFICIAL INTEREST

At September 30, 2007, there were an unlimited number of shares authorized ($0.01 par value). Transactions in the Fund's shares were as follows:

                                             -------------------------------------------------------
                                                 SIX MONTHS ENDED                 YEAR ENDED
                                                SEPTEMBER 30, 2007              MARCH 31, 2007
                                             -------------------------------------------------------
                                              SHARES        AMOUNT          SHARES        AMOUNT
                                             -------------------------------------------------------
CLASS A SHARES:
   Shares sold ..........................    6,401,776   $ 97,548,235      6,675,831   $ 94,860,308
   Shares issued in reinvestment
     of distributions ...................      358,139      5,529,592        448,937      6,116,415
   Shares redeemed ......................     (806,290)   (12,422,727)      (962,664)   (13,023,712)
                                             -------------------------------------------------------
   Net increase (decrease) ..............    5,953,625   $ 90,655,100      6,162,104   $ 87,953,011
                                             =======================================================
CLASS B SHARES:
   Shares sold ..........................       14,089   $    212,688         27,269   $    381,827
   Shares issued in reinvestment
     of distributions ...................        7,449        113,008         15,952        213,608
   Shares redeemed ......................       (9,023)      (136,341)       (22,423)      (299,969)
                                             -------------------------------------------------------
   Net increase (decrease) ..............       12,515   $    189,355         20,798   $    295,466
                                             =======================================================
CLASS C SHARES:
   Shares sold ..........................    2,018,060   $ 30,209,766      1,825,124   $ 25,470,660
   Shares issued in reinvestment
     of distributions ...................      152,565      2,314,477        231,665      3,115,666
   Shares redeemed ......................     (149,173)    (2,254,778)      (309,733)    (4,157,866)
                                             -------------------------------------------------------
   Net increase (decrease) ..............    2,021,452   $ 30,269,465      1,747,056   $ 24,428,460
                                             =======================================================
ADVISOR CLASS SHARES:
   Shares sold ..........................    3,087,244   $ 47,470,788      5,034,423   $ 72,565,514
   Shares issued in reinvestment
     of distributions ...................      268,582      4,187,187        357,448      4,925,584
   Shares redeemed ......................     (639,961)    (9,935,307)    (1,330,720)   (18,323,499)
                                             -------------------------------------------------------
   Net increase (decrease) ..............    2,715,865   $ 41,722,668      4,061,151   $ 59,167,599
                                             =======================================================


                                                          Semiannual Report | 35

Franklin Mutual Recovery Fund

4. TRANSACTIONS WITH AFFILIATES

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Fund are also officers and/or trustees of the following subsidiaries:

--------------------------------------------------------------------------------
   SUBSIDIARY                                             AFFILIATION
--------------------------------------------------------------------------------
   Franklin Mutual Advisers, LLC (Franklin Mutual)        Investment manager
   Franklin Templeton Services, LLC (FT Services)         Administrative manager
   Franklin Templeton Distributors, Inc. (Distributors)   Principal underwriter
   Franklin Templeton Investor Services, LLC (Investor    Transfer agent
     Services)

A. MANAGEMENT FEES

The Fund pays Franklin Mutual an investment management fee comprised of a "base fee" and a "performance adjustment". The base fee is calculated at the beginning of each month using an annual rate of 1.50% of the prior month's average daily net assets. The performance adjustment is calculated at the beginning of each month based on how much the Fund's total return exceeded or lagged its performance fee index, the Bloomberg/EFFAS U.S. Government 3-5 Years Total Return Index, (the "Fund performance differential"), over the preceding twelve-month period (the performance period). A performance adjustment is applicable if the Fund performance differential exceeds 1.00%, either upwards (an increase to the base fee) or downwards (a decrease to the base fee). The performance adjustment rate is equal to 0.01% for each additional 0.05% that the Fund performance differential exceeds 1.00%. The performance adjustment amount is determined by multiplying the performance adjustment rate by the average daily net assets of the performance period. The performance adjustment rate may not exceed 1.00% annualized, either upwards or downwards. At the end of each month, an annualized investment management fee ratio is calculated (total investment management fees divided by fiscal year to date average daily net assets). In accordance with the Investment Management Agreement, the investment management fee ratio may not exceed 2.50% or fall below 0.50% for the fiscal year. For the period, the total annualized management fee rate, including the performance adjustment, was 2.08% of the average daily net assets of the Fund.

B. ADMINISTRATIVE FEES

The Fund pays an administrative fee to FT Services of 0.20% per year of the average daily net assets of the Fund.

C. DISTRIBUTION FEES

The Fund's Board of Trustees has adopted distribution plans for each share class, with the exception of Advisor Class shares, pursuant to Rule 12b-1 under the 1940 Act. Under the Fund's Class A, B and C compensation distribution plans, the Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund's shares up to the maximum annual plan rate for each class.


36 | Semiannual Report

Franklin Mutual Recovery Fund

4. TRANSACTIONS WITH AFFILIATES (CONTINUED)

C. DISTRIBUTION FEES (CONTINUED)

The maximum annual plan rates, based on the average daily net assets, for each class, are as follows:

Class A .......................................................      0.35%
Class B .......................................................      1.00%
Class C .......................................................      1.00%

D. SALES CHARGES/UNDERWRITING AGREEMENTS

Distributors has advised the Fund of the following commission transactions related to the sales and redemptions of the Fund's shares for the period:

Sales charges retained net of commissions paid to
   unaffiliated broker/dealers ................................   $ 103,773
Contingent deferred sales charges retained ....................   $   3,578

E. TRANSFER AGENT FEES

For the period ended September 30, 2007, the Fund paid transfer agent fees of $406,192, of which $179,648 was retained by Investor Services.

5. EXPENSE OFFSET ARRANGEMENT

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund's custodian expenses. During the period ended September 30, 2007, the custodian fees were reduced as noted in the Statement of Operations.

6. INCOME TAXES

For tax purposes, realized currency losses occurring subsequent to October 31, may be deferred and treated as occurring on the first day of the following fiscal year. At March 31, 2007, the Fund deferred realized currency losses of $117,891.


                                                          Semiannual Report | 37

Franklin Mutual Recovery Fund

6. INCOME TAXES (CONTINUED)

At September 30, 2007, the cost of investments and net unrealized appreciation (depreciation) for income tax purposes were as follows:

Cost of investments ........................................   $    578,692,311
                                                               ================

Unrealized appreciation ....................................   $     57,803,468
Unrealized depreciation ....................................        (27,053,987)
                                                               ----------------
Net unrealized appreciation (depreciation) .................   $     30,749,481
                                                               ================

Net investment income differs for financial statement and tax purposes primarily due to differing treatments of defaulted securities, REIT/ROC adjustments, organization costs, foreign currency transactions, passive foreign investment company shares, bond discounts and premiums, and certain dividends on securities sold short.

Net realized gains (losses) differ for financial statement and tax purposes primarily due to differing treatments of wash sales, REIT/ROC adjustments, foreign currency transactions, and certain dividends on securities sold short.

7. INVESTMENT TRANSACTIONS

Purchases and sales of investments (excluding short term securities and securities sold short) for the period ended September 30, 2007, aggregated $395,508,594 and $199,543,054, respectively.

Transactions in options written during the period ended September 30, 2007, were as follows:

                                                        ------------------------
                                                        NUMBER OF    PREMIUMS
                                                        CONTRACTS    RECEIVED
                                                        ------------------------
Options outstanding at March 31, 2007 ..............        1,974   $ 1,351,726
Options written ....................................        2,166       230,176
Options expired ....................................       (1,491)     (124,203)
Options exercised ..................................       (2,649)   (1,457,699)
Options closed .....................................           --            --
                                                        ------------------------
Options outstanding at
   September 30, 2007 ..............................           --   $        --
                                                        ------------------------


38 | Semiannual Report

Franklin Mutual Recovery Fund

8. FORWARD EXCHANGE CONTRACTS

At September 30, 2007, the Fund had the following forward exchange contracts outstanding:

-------------------------------------------------------------------------------------------------------
                                                    CONTRACT     SETTLEMENT   UNREALIZED   UNREALIZED
                                                    AMOUNT a        DATE         GAIN         LOSS
-------------------------------------------------------------------------------------------------------
CONTRACTS TO SELL
   24,675,750   Danish Krone ..................     4,500,000     10/23/07    $       --   $  (223,498)
   47,087,648   Norwegian Krone ...............     8,141,479     11/16/07            --      (589,140)
   47,125,552   Euro ..........................    64,093,663     11/27/07            --    (3,198,331)
    9,380,684   British Pound. ................    19,047,576     12/10/07            --      (117,667)
   13,338,906   Euro ..........................    18,831,393      3/13/08            --      (232,550)
  500,000,000   Japanese Yen ..................     4,432,624      3/19/08            --        (6,103)
  479,056,484   Japanese Yen ..................     4,254,498      3/19/08         1,696            --
   15,643,563   Canadian Dollar ...............    15,649,823      3/26/08            --      (102,550)
3,395,990,480   South Korean Won ..............     3,708,000      3/27/08            --       (24,282)
   77,307,500   South Korean Won ..............        85,000      3/27/08            42            --
                                                                              -------------------------
          Unrealized gain (loss) on forward exchange contracts .............  $    1,738   $(4,494,121)
                                                                              -------------------------
                Net unrealized gain (loss) on forward exchange contracts ...               $(4,492,383)
                                                                                           ============

a In U.S. Dollar unless otherwise indicated.

9. CREDIT RISK AND DEFAULTED SECURITIES

The Fund may purchase the pre-default or defaulted debt of distressed companies. Distressed companies are financially troubled and are about to be/or are already involved in financial restructuring or bankruptcy. The Fund does not accrue income on these securities, if it becomes probable that the income will not be collected. Risks associated with purchasing these securities include the possibility that the bankruptcy or other restructuring process takes longer than expected, or that distributions in restructuring are less than anticipated, either or both of which may result in unfavorable consequences to the Fund. At September 30, 2007, the aggregate value of these securities was $555,808, representing 0.09% of the Fund's net assets. For information as to specific securities, see the accompanying Statement of Investments.

10. RESTRICTED SECURITIES

The Fund may invest in securities that are restricted under the Securities Act of 1933 (1933 Act) or which are subject to legal, contractual, or other agreed upon restrictions on resale. Restricted securities are often purchased in private placement transactions, and cannot be sold without prior registration unless the sale is pursuant to an exemption under the 1933 Act. Disposal of these securities may require greater effort and expense, and prompt sale at an acceptable price may be difficult. The Fund may have registration rights for restricted securities. The issuer generally incurs all registration costs.


                                                          Semiannual Report | 39

Franklin Mutual Recovery Fund

10. RESTRICTED SECURITIES (CONTINUED)

At September 30, 2007, the Fund held investments in restricted securities, excluding 144A securities deemed to be liquid, valued in accordance with procedures approved by the Fund's Board of Trustees as reflecting fair value, as follows:

-------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL AMOUNT/
SHARES/WARRANTS/                                                                  ACQUISITION
CONTRACTS           ISSUER                                                           DATES              COST          VALUE
-------------------------------------------------------------------------------------------------------------------------------
           39,586   AboveNet Inc. ..........................................   9/03/03 - 12/02/03   $ 1,511,610   $  1,979,300
               55   Abovenet Inc., options to purchase
                      (shares), exercise price $20.95,
                      expiration date 9/09/13 ..............................    4/17/06 - 9/08/06            --          2,346
        1,645,200   Cerberus CG Investor I LLC .............................         7/26/07          1,645,200      1,726,966
        1,645,200   Cerberus CG Investor I LLC, 12.00%,
                      7/31/14 ..............................................         7/26/07          1,645,200      1,726,966
        1,645,200   Cerberus CG Investor II LLC ............................         7/26/07          1,645,200      1,726,966
        1,645,200   Cerberus CG Investor II LLC, 12.00%,
                      7/31/14 ..............................................         7/26/07          1,645,200      1,726,966
          822,600   Cerberus CG Investor III LLC ...........................         7/26/07            822,600        863,483
          822,600   Cerberus CG Investor III LLC, 12.00%,
                      7/31/14 ..............................................         7/26/07            822,600        863,483
          386,587   Cerberus FIM Investors Auto Finance
                      LLC ..................................................        11/20/06            386,587        308,705
        1,153,479   Cerberus FIM Investors Auto Finance
                      LLC, 12.00%, 11/22/13 ................................        11/21/06          1,153,479        921,099
           49,398   Cerberus FIM Investors Commercial
                      Finance LLC ..........................................        11/20/06             49,398         39,446
          148,194   Cerberus FIM Investors Commercial
                      Finance LLC, 12.00%, 11/22/13 ........................        11/20/06            148,194        118,339
           84,523   Cerberus FIM Investors Commercial
                      Mortgage LLC .........................................        11/20/06             84,523         67,495
          253,570   Cerberus FIM Investors Commercial
                      Mortgage LLC, 12.00%, 11/22/13 .......................        11/20/06            253,570        202,486
          402,674   Cerberus FIM Investors Insurance
                      LLC ..................................................        11/20/06            402,674        321,551
        1,208,021   Cerberus FIM Investors Insurance LLC,
                      12.00%, 11/22/13 .....................................        11/20/06          1,208,021        964,653
          854,068   Cerberus FIM Investors Rescap LLC ......................        11/20/06            854,068        682,008
        2,562,205   Cerberus FIM Investors Rescap LLC,
                      12.00%, 11/22/13 .....................................        11/20/06          2,562,205      2,046,023
              297   Elephant Capital Holdings Ltd. .........................   10/22/03 - 3/22/07        10,573        270,843
            1,363   Esmark Inc. ............................................         7/28/06          1,444,287      1,117,974
            5,070   Esmark Inc., 8.00%, cvt., pfd., A ......................   11/08/04 - 1/11/07     5,070,484      4,884,397
          410,714   First Chicago Bancorp ..................................        11/16/06          5,749,996      5,749,996
          287,034   Imagine Group Holdings Ltd. ............................         8/31/04          2,939,659      3,267,882
          155,394   International Automotive Components
                      Group Brazil LLC .....................................    4/13/06 - 8/21/06        92,996      1,229,166
           16,213   International Automotive Components
                      Group Japan LLC ......................................    9/26/06 - 3/27/07       140,883        141,142
          660,308   International Automotive Components
                      Group LLC ............................................   1/12/06 - 10/16/06       660,632        660,308
          146,400   International Automotive Components
                      Group NA LLC .........................................         3/30/07            125,662        123,430


40 | Semiannual Report

Franklin Mutual Recovery Fund

10. RESTRICTED SECURITIES (CONTINUED)

-------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL AMOUNT/
SHARES/WARRANTS/                                                                  ACQUISITION
CONTRACTS           ISSUER                                                           DATES             COST          VALUE
-------------------------------------------------------------------------------------------------------------------------------
           90,167   International Automotive Components
                      Group NA LLC, 9.00%, 4/01/17 .........................         3/30/07        $    91,520   $     90,167
          103,800   Kindred Healthcare Inc. ................................         3/10/04          2,004,412      1,766,105
                    Kindred Healthcare Inc., options to
                      purchase (shares):
              217     exercise price $18.15, expiration date
                        7/17/11 ............................................    7/17/04 - 7/17/05            --             --
               66     exercise price $19.87, expiration date
                        1/01/12 ............................................    1/01/05 - 1/01/06            --             --
               93     exercise price $6.94, expiration date
                        1/01/13 ............................................    1/01/05 - 1/03/07            --            937
               93     exercise price $19.87, expiration date
                        1/01/14 ............................................    1/01/05 - 1/03/07            --             --
               50     exercise price $21.33, expiration date
                        1/10/15 ............................................    1/06/06 - 1/09/07            --             --
               22     exercise price $22.08, expiration date
                        1/10/16 ............................................         1/09/07                 --             --
        3,310,689   Motor Coach Industries International
                      Inc., FRN, 18.36%, 12/01/08 ..........................    5/27/04 - 8/31/07     3,310,689      3,277,583
                1   Motor Coach Industries International
                      Inc., wts., 5/27/09 ..................................         3/30/07                 --             --
           13,135   NCB Warrant Holdings Ltd., A ...........................        12/16/05          1,974,199      1,080,114
           28,553   Owens Corning Inc. (restricted) ........................   10/20/06 - 12/20/06      805,435        679,490
           25,472   Owens Corning Inc., exercise price
                      $37.50, expiriation date 1/02/08,
                      shares ...............................................         1/03/07              2,666          2,420
           51,200   Symetra Financial ......................................         7/27/04          5,120,000      8,025,600
          649,000   Wheeling-Pittsburgh Corp., cvt., 6.00%,
                      11/15/08 .............................................         3/16/07            649,000        649,000
                                                                                                                  -------------
                       TOTAL RESTRICTED SECURITIES (8.18% of Net Assets) ...                                      $ 49,304,835
                                                                                                                  =============

11. OTHER CONSIDERATIONS

Officers, directors or employees of the Fund's Investment Manager may serve from time to time as members of boards of directors of companies in which the Fund invests. Such participation may result in the possession by the Investment Manager of material non-public information which, pursuant to the Fund's policies and the requirements of applicable securities laws, could prevent the Fund from trading in the securities of such companies for limited or extended periods of time.


                                                          Semiannual Report | 41

Franklin Mutual Recovery Fund

12. CREDIT FACILITY

The Fund participates in a $30 million senior unsecured revolving credit facility to fund shareholder redemptions or meet unfunded loan commitments. The facility agreement ends on April 15, 2008. The Fund may borrow, at its election, at the Federal Funds Rate plus 0.70%, the London InterBank Rate (LIBOR) plus 0.70%, or, an "Alternative Base Rate" which is the greater of (i) the prime rate and (ii) 1/2 of 1% plus the Federal Funds Rate. Annual commitment fees of 0.20% per annum are charged on the unused portion of the facility.

During the period ended September 30, 2007, the Fund did not utilize the facility.

13. REGULATORY AND LITIGATION MATTERS

As part of various investigations by a number of federal, state, and foreign regulators and governmental entities, including the Securities and Exchange Commission (SEC), relating to certain practices in the mutual fund industry, including late trading, market timing and marketing support payments to securities dealers who sell fund shares (marketing support), Franklin Resources, Inc. and certain of its subsidiaries (collectively, the Company), entered into settlements with certain of those regulators and governmental entities. Specifically, the Company entered into settlements with the SEC, among others, concerning market timing and marketing support.

On June 6, 2007, the SEC posted for public comment the proposed plan of distribution for the market timing settlement. Once the SEC approves the final plan of distribution, disbursements of settlement monies will be made promptly to individuals who were shareholders of the designated funds during the relevant period, in accordance with the terms and conditions of the settlement and plan.

In addition, the Company, as well as most of the mutual funds within Franklin Templeton Investments and certain current or former officers, Company directors, fund directors, and employees, have been named in private lawsuits (styled as shareholder class actions, or as derivative actions on behalf of either the named funds or Franklin Resources, Inc.). The lawsuits relate to the industry practices referenced above.

The Company and fund management believe that the claims made in each of the private lawsuits referenced above are without merit and intend to defend against them vigorously. The Company cannot predict with certainty the eventual outcome of these lawsuits, nor whether they will have a material negative impact on the Company. If it is determined that the Company bears responsibility for any unlawful or inappropriate conduct that caused losses to the Fund, it is committed to making the Fund or its shareholders whole, as appropriate.


42 | Semiannual Report

Franklin Mutual Recovery Fund

14. NEW ACCOUNTING PRONOUNCEMENTS

The Fund adopted Financial Accounting Standards Board (FASB) issued FASB Interpretation No. 48, "Accounting for Uncertainty in Income Taxes -- an Interpretation of FASB Statement No. 109" (FIN 48), on September 28, 2007. FIN 48 clarifies the accounting for uncertainty in tax positions taken or expected to be taken in a tax return. FIN 48 provides guidance on the measurement, recognition, classification and disclosure of tax positions, along with accounting for the related interest and penalties. The Fund has reviewed the tax positions for open tax years March 31, 2006 - 2007 and has determined that the implementation of FIN 48 did not have a material impact on the Fund's financial statements.

In September 2006, FASB issued FASB Statement No. 157, "Fair Value Measurement" (SFAS 157), which defines fair value, establishes a framework for measuring fair value, and expands disclosures about fair value measurements. SFAS 157 is effective for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. The Fund believes the adoption of SFAS 157 will have no material impact on its financial statements.


                                                          Semiannual Report | 43

Franklin Mutual Recovery Fund

MEETING OF SHAREHOLDERS, APRIL 11, 2007 AND RECONVENED ON MAY 11, 2007
(UNAUDITED)

A Special Meeting of Shareholders of the Franklin Mutual Recovery Fund (Fund) was held at the Fund's offices, One Franklin Parkway, San Mateo, California on April 11, 2007 and reconvened on May 11, 2007. The purpose of the meeting was to elect Trustees of the Fund and to vote on the following Proposals and Sub-Proposals: to approve an Amended and Restated Agreement and Declaration of Trust and to approve amendments to certain of the Fund's fundamental investment restrictions (including five (5) Sub-Proposals). At the meeting, the following persons were elected by the shareholders to serve as Independent Trustees of the
Fund: Edward I. Altman, Ann Torre Bates, Burton J. Greenwald, Bruce A. MacPherson, Charles Rubens II, Leonard Rubin and Robert E. Wade. Gregory E. Johnson and Peter A. Langerman were elected by the shareholders to serve as Interested Trustees. Shareholders also approved the Amended and Restated Agreement and Declaration of Trust, and amendments to certain of the Fund's fundamental investment restrictions (including five (5) Sub-Proposals). No other business was transacted at the meeting.

The results of the voting at the meeting are as follows:

Proposal 1. The Election of Trustees:

----------------------------------------------------------------------------------------------------------------
                                                     % OF         % OF                         % OF        % OF
                                                 OUTSTANDING     VOTED                     OUTSTANDING    VOTED
NAME                                 FOR            SHARES       SHARES       WITHHELD        SHARES      SHARES
----------------------------------------------------------------------------------------------------------------
Edward I. Altman ...........    13,125,819.181     54.971%      98.982%      134,994.776      0.566%      1.018%
Ann Torre Bates ............    13,130,495.990     54.991%      99.017%      130,317.967      0.546%      0.983%
Burton J. Greenwald ........    13,103,884.722     54.879%      98.817%      156,929.235      0.658%      1.183%
Bruce A. MacPherson ........    13,108,003.111     54.897%      98.848%      152,810.846      0.640%      1.152%
Charles Rubens ll ..........    13,100,604.980     54.866%      98.792%      160,208.977      0.671%      1.208%
Leonard Rubin ..............    13,117,747.219     54.937%      98.921%      143,066.738      0.600%      1.079%
Robert E. Wade .............    13,103,984.944     54.880%      98.817%      156,829.013      0.657%      1.183%
Gregory E. Johnson .........    13,117,027.782     54.934%      98.916%      143,786.175      0.603%      1.084%
Peter A. Langerman .........    13,121,342.528     54.952%      98.948%      139,471.429      0.585%      1.052%

Proposal 2. To approve an Amended and Restated Agreement and Declaration of
Trust:

----------------------------------------------------------------------
                                                   % OF         % OF
                                                OUTSTANDING     VOTED
                                SHARES VOTED      SHARES       SHARES
----------------------------------------------------------------------
For .......................     9,858,665.113     41.288%      69.762%
Against ...................       155,251.567      0.651%       1.098%
Abstain ...................       388,484.703      1.627%       2.750%
Broker Non-Votes ..........     3,729,527.000     15.619%      26.391%
----------------------------------------------------------------------
TOTAL .....................    14,131,928.383     59.185%     100.000%
----------------------------------------------------------------------


44 | Semiannual Report

Franklin Mutual Recovery Fund

MEETING OF SHAREHOLDERS, APRIL 11, 2007 AND RECONVENED ON MAY 11, 2007 (UNAUDITED) (CONTINUED)

Proposal 3. To approve amendments to certain of the Fund's fundamental investment restrictions (includes five (5) Sub-Proposals):

(a) To amend the Fund's fundamental investment restriction regarding underwriting:

----------------------------------------------------------------------
                                                   % OF         % OF
                                                OUTSTANDING     VOTED
                                SHARES VOTED      SHARES       SHARES
----------------------------------------------------------------------
For .......................     9,781,284.194     40.964%      69.214%
Against ...................       211,544.914      0.886%       1.497%
Abstain ...................       409,572.275      1.716%       2.898%
Broker Non-Votes ..........     3,729,527.000     15.619%      26.391%
----------------------------------------------------------------------
TOTAL .....................    14,131,928.383     59.185%     100.000%
----------------------------------------------------------------------

(b) To amend the Fund's fundamental investment restriction regarding lending:

----------------------------------------------------------------------
                                                   % OF         % OF
                                                OUTSTANDING     VOTED
                                SHARES VOTED      SHARES       SHARES
----------------------------------------------------------------------
For .......................     9,735,827.892     40.774%      68.892%
Against ...................       270,836.254      1.134%       1.917%
Abstain ...................       395,737.237      1.658%       2.800%
Broker Non-Votes ..........     3,729,527.000     15.619%      26.391%
----------------------------------------------------------------------
TOTAL .....................    14,131,928.383     59.185%     100.000%
----------------------------------------------------------------------

(c) To amend the Fund's fundamental investment restriction regarding investments in real estate:

----------------------------------------------------------------------
                                                   % OF         % OF
                                                OUTSTANDING     VOTED
                                SHARES VOTED      SHARES       SHARES
----------------------------------------------------------------------
For .......................     9,812,514.857     41.095%      69.435%
Against ...................       189,620.595      0.794%       1.342%
Abstain ...................       400,265.931      1.677%       2.832%
Broker Non-Votes ..........     3,729,527.000     15.619%      26.391%
----------------------------------------------------------------------
TOTAL .....................    14,131,928.383     59.185%     100.000%
----------------------------------------------------------------------

(d) To amend the Fund's fundamental investment restriction regarding investments in commodities:

----------------------------------------------------------------------
                                                   % OF         % OF
                                                OUTSTANDING     VOTED
                                SHARES VOTED      SHARES       SHARES
----------------------------------------------------------------------
For .......................     9,767,085.396     40.905%      69.114%
Against ...................       235,160.352      0.985%       1.664%
Abstain ...................       400,155.635      1.676%       2.832%
Broker Non-Votes ..........     3,729,527.000     15.619%      26.391%
----------------------------------------------------------------------
TOTAL .....................    14,131,928.383     59.185%     100.000%
----------------------------------------------------------------------


                                                          Semiannual Report | 45

Franklin Mutual Recovery Fund

MEETING OF SHAREHOLDERS, APRIL 11, 2007 AND RECONVENED ON MAY 11, 2007 (UNAUDITED) (CONTINUED)

(e) To amend the Fund's fundamental investment restriction regarding industry concentration:

----------------------------------------------------------------------
                                                   % OF         % OF
                                                OUTSTANDING     VOTED
                                SHARES VOTED      SHARES       SHARES
----------------------------------------------------------------------
For .......................     9,798,603.913     41.037%      69.337%
Against ...................       205,903.402      0.862%       1.457%
Abstain ...................       397,894.068      1.667%       2.816%
Broker Non-Votes ..........     3,729,527.000     15.619%      26.391%
----------------------------------------------------------------------
TOTAL .....................    14,131,928.383     59.185%     100.000%
----------------------------------------------------------------------


46 | Semiannual Report

Franklin Mutual Recovery Fund

SHAREHOLDER INFORMATION

BOARD REVIEW OF INVESTMENT MANAGEMENT AGREEMENT

The Board of Trustees (Board), including a majority of the independent trustees, in 2007, approved renewal of the Fund's investment management agreement, as well as the Fund's administrative services agreement. Prior to a meeting of all the trustees for the purpose of considering such renewals, the independent trustees held five meetings solely dedicated to the renewal process (those trustees unable to attend in person were present by telephonic conference means).

Throughout the process, the independent trustees received assistance and advice from and met separately with independent counsel. The independent trustees met with and interviewed officers of the investment manager (including portfolio managers), the transfer agent and shareholder services group and the distributor. In approving the renewal of the investment management agreement and the administrative services agreement for the Fund, the Board, including a majority of independent trustees, determined that the existing investment management fee structure was fair and reasonable and that continuance of the agreements was in the best interests of the Fund and its shareholders.

In reaching their decision on the investment management agreement (as well as the administrative services agreement), the trustees took into account information furnished throughout the year at regular Board meetings, as well as information specifically requested and furnished for the renewal process, which culminated in the meetings referred to above for the specific purpose of considering such agreements. Information furnished throughout the year included, among others, reports on the Fund's investment performance, expenses, portfolio composition, portfolio brokerage execution, soft dollars, securities lending, portfolio turnover, Rule 12b-1 plans, distribution, shareholder servicing, compliance, pricing of securities and sales and redemptions, along with related financial statements and other information about the scope and quality of services provided by the investment manager and its affiliates and enhancements to such services over the past year. In addition, the trustees received periodic reports throughout the year and during the renewal process relating to compliance with the Fund's investment policies and restrictions. During the renewal process, the independent trustees considered the investment manager's methods of operation within the Franklin Templeton group and its activities on behalf of other clients. The trustees also received and reviewed a report on the investment manager's (and its parent's) profitability (Profitability Study).

Over the past year, the Board and counsel to the independent trustees continued to receive reports on management's handling of recent regulatory and legal actions pending against the investment manager and its affiliates. The independent trustees were satisfied with the actions taken to date by management in response to such regulatory and legal proceedings.

The independent trustees and Lipper, Inc. (Lipper), an independent third-party analyst, attempted to identify appropriate funds to compare to the Fund. After discussions with and analyzing the research provided by Lipper, the independent trustees concluded that it is difficult to find open-or closed-end funds that are truly comparable to the Fund due, in part, to the unique nature of the Fund as a closed-end interval fund investing in the categories of bankruptcy and distressed


                                                          Semiannual Report | 47

Franklin Mutual Recovery Fund

BOARD REVIEW OF INVESTMENT MANAGEMENT AGREEMENT (CONTINUED)

companies, merger arbitrage and undervalued stocks and debt instruments. The independent trustees believed that the best comparables to the Fund were, perhaps, in the hedge fund industry, although that industry has a completely different (and more expensive) fee structure.

In addition to the above and other matters considered by the trustees throughout the course of the year, the following discussion relates to certain primary factors relevant to the Board's decision.

NATURE, EXTENT AND QUALITY OF SERVICES. The trustees reviewed the nature, extent and quality of the services provided by the investment manager. In this regard, they reviewed the Fund's investment approach and concluded that, in their view, it continues to differentiate the Fund from typical core investment products in the mutual fund field. The trustees also cited the investment manager's ability to implement the Fund's disciplined value investment approach. The trustees reviewed the Fund's portfolio management team, including its performance, staffing, skills and compensation program. With respect to portfolio manager compensation, management assured the trustees that long-term performance is a significant component of incentive-based compensation. The trustees noted that the portfolio manager compensation program aligned the interests of the portfolio managers with that of Fund shareholders. The trustees discussed with management various other products, portfolios and entities that are advised by the investment manager and the allocation of assets and expenses among and within them, as well as their relative fees and reasons for differences with respect thereto and any potential conflicts. During regular Board meetings and the aforementioned meetings of the independent trustees, the trustees received reports and presentations on the investment manager's best execution trading policies. The trustees considered periodic reports provided to them showing that the investment manager complied with the investment policies and restrictions of the Fund as well as other reports periodically furnished to the Board covering matters such as the compliance of portfolio managers and other management personnel with the code of ethics covering the investment management personnel, the adherence to fair value pricing procedures established by the Board and the accuracy of net asset value calculations. The Board noted the extent of the benefits provided to Fund shareholders from being part of the Franklin Templeton group, including the right to exchange investments between funds (same class) without a sales charge, the ability to reinvest Fund dividends into other funds and the right to combine holdings of other funds to obtain reduced sales charges. The trustees considered the significant recent efforts to develop, test and implement compliance procedures established in accordance with SEC requirements. They also reviewed the nature, extent and quality of the Fund's other service agreements to determine that, on an overall basis, Fund shareholders were well served. In this connection, the Board also took into account the administrative, transfer agent and shareholder services provided to Fund shareholders by an affiliate of the investment manager, noting continuing expenditures by management to increase and improve the scope of such services, expeditious handling of quarterly (interval) Fund purchase offers to Fund shareholders, favorable periodic reports on shareholder services conducted by independent third parties and the firsthand experience of individual trustees who deal with the shareholder services group in their capacities as shareholders in one or more of the various


48 | Semiannual Report

Franklin Mutual Recovery Fund

BOARD REVIEW OF INVESTMENT MANAGEMENT AGREEMENT (CONTINUED)

Franklin Templeton funds. While such considerations directly affected the trustees' decision in renewing the Fund's administrative services, transfer agent and shareholder services agreement, the Board also considered these commitments as incidental benefits to Fund shareholders deriving from the investment management relationship.

Based on their review, the trustees were satisfied with the nature and quality of the overall services provided by the investment manager and its affiliates to the Fund and its shareholders and were confident in the abilities of the management team to continue the disciplined value investment approach of the Fund and to provide quality services to the Fund and its shareholders.

INVESTMENT PERFORMANCE. The trustees reviewed and placed significant emphasis on the investment performance of the Fund. They considered the successful performance of the Fund over the past three and one-half years since formation of the Fund relative to various benchmarks. The trustees noted that the Fund's total return on an annualized basis for the period beginning on the Fund's inception date and ended December 31, 2006, exceeded 13%. As part of their review, they inquired of management regarding benchmarks (including the benchmark on which the Fund's performance adjustment fee is based), style drift and restrictions on permitted investments.

The trustees had meetings during the year, including the meetings referred to above held in connection with the renewal process, with the Fund's portfolio managers to discuss performance. The trustees concluded that the Fund continued to experience strong performance in comparison to its various benchmarks and in the context of the Fund's investment objectives.

COMPARATIVE EXPENSES AND MANAGEMENT PROFITABILITY. The trustees considered the cost of the services provided and to be provided and the profits realized by the investment manager and its affiliates from their respective relationships with the Fund. As part of the approval process, they explored with management the trends in expense ratios since the Fund's formation and the reasons for any increases. The trustees noted that the Fund's overall expense ratio declined from the previous year. The independent trustees noted that the Fund's performance adjustment fee is calculated based upon the Fund's performance compared against the Bloomberg/EFFAS U.S. Government 3-5 Years Total Return Index and that the Fund outperformed such index. The independent trustees concluded that, in the context of the limited operating history and the above-described uniqueness of the Fund, and notwithstanding the Fund's expense level, they were satisfied with the Fund's overall performance and the quality of the services provided by the manager.

In coming to the determination that the expenses for the Fund were satisfactory, the trustees considered the Fund's strong performance and factors relating to its operation, including, but not limited to, the quality and experience of the Fund's portfolio managers and research staff and the nature of the disciplined value investment approach followed for the Fund. The trustees


                                                          Semiannual Report | 49

Franklin Mutual Recovery Fund

BOARD REVIEW OF INVESTMENT MANAGEMENT AGREEMENT (CONTINUED)

also compared the Fund's fees to the fees charged to other accounts managed by the manager. The trustees noted that the effective investment management fee rate of the comparable account managed by the manager was higher than that charged to the Fund.

The trustees also reviewed the Profitability Study addressing profitability to Franklin Resources, Inc., from its overall U.S. fund business, as well as profitability to the investment manager to the Fund, from providing investment management and other services to the Fund. The trustees noted that this analysis is reviewed every other year by independent accountants based on agreed upon methodologies. The trustees reviewed the basis on which such reports are prepared and the reasonableness of the cost allocation methodology utilized in the Profitability Study. The independent trustees also reviewed the investment manager's method of assignment and allocation of actual expenses to the Fund and allocations for other accounts managed by the investment manager and the method of allocation in the Profitability Study.

The independent trustees met with management to discuss the Profitability Study. This included, among other things, a comparison of investment management income with investment management expenses of the Fund; comparison of underwriting revenues and expenses; the relative relationship of investment management and underwriting expenses; shareholder servicing profitability; economies of scale, and the relative contribution of the Fund to the profitability of the investment manager and its parent. In discussing the Profitability Study with the Board, the investment manager stated its belief that the costs incurred in establishing the infrastructure necessary to operate the type of mutual fund operations conducted by it and its affiliates may not be fully reflected in the expenses allocated to the Fund in determining its profitability.

The trustees considered an additional Lipper study analyzing the profitability of the parent of the investment manager as compared to other publicly held investment managers, which also aided the trustees in considering profitability outside the context of distribution. The trustees also considered the extent to which the investment manager may derive ancillary benefits from Fund operations, including those derived from economies of scale, discussed below, the allocation of Fund brokerage and the use of commission dollars to pay for research and other similar services. The Board noted the interest an affiliate of the investment manager has in a joint venture that financed up-front commissions paid to brokers/dealers who sold Fund Class B shares, noting that the Fund has ceased offering Class B shares and the benefits derived from the Fund as a result of this arrangement will diminish over time.

The Board considered the increased profitability of the investment manager and its affiliates with respect to managing the Fund. As a result of the information provided to the Board and its conversations with management regarding the Profitability Study, the Board agreed to continue to monitor the profitability of the investment manager and its affiliates during the course of the upcoming year. Based upon their consideration of all these factors, the trustees determined that the level of profits realized by the manager under the investment management agreement with the Fund was not excessive in view of the nature, quality and extent of services provided.


50 | Semiannual Report

Franklin Mutual Recovery Fund

BOARD REVIEW OF INVESTMENT MANAGEMENT AGREEMENT (CONTINUED)

The trustees also reviewed the administrative services agreement and its fee structure and considered whether any changes were required. The trustees, including the independent trustees voting separately, concluded that the administrative services fee is satisfactory.

ECONOMIES OF SCALE. The Board considered economies of scale may be realized by the manager and its affiliates as the Fund grows larger; however, since it had only been three and one-half years since the formation of the Fund and the amount of assets under management remains relatively small, the trustees concluded that economies of scale are difficult to consider at this time. In this regard it is noted that a significant portion of the manager's compensation was attributable to the performance adjustment fee charged to the Fund due, as discussed above, to the Fund's outperformance of the Bloomberg/EFFAS U.S. Government 3-5 Years Total Return Index.

PROXY VOTING POLICIES AND PROCEDURES

The Fund has established Proxy Voting Policies and Procedures (Policies) that the Fund uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Fund's complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at 1-954/527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 500 East Broward Boulevard, Suite 1500, Fort Lauderdale, FL 33394, Attention: Proxy Group. Copies of the Fund's proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission's website at sec.gov and reflect the most recent 12-month period ended June 30.

QUARTERLY STATEMENT OF INVESTMENTS

The Fund files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's website at sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800/SEC-0330.


                                                          Semiannual Report | 51

                      This page intentionally left blank.

Literature Request

LITERATURE REQUEST. TO RECEIVE A BROCHURE AND PROSPECTUS, PLEASE CALL US AT 1-800/DIAL BEN(R) (1-800/342-5236) OR VISIT FRANKLINTEMPLETON.COM. INVESTORS SHOULD CAREFULLY CONSIDER A FUND'S INVESTMENT GOALS, RISKS, CHARGES AND EXPENSES BEFORE INVESTING. THE PROSPECTUS CONTAINS THIS AND OTHER INFORMATION. PLEASE CAREFULLY READ THE PROSPECTUS BEFORE INVESTING. To ensure the highest quality of service, we may monitor, record and access telephone calls to or from our service departments. These calls can be identified by the presence of a regular beeping tone.

FRANKLIN TEMPLETON FUNDS

INTERNATIONAL

Mutual European Fund
Templeton BRIC Fund
Templeton China World Fund
Templeton Developing Markets Trust
Templeton Emerging Markets Small Cap Fund
Templeton Foreign Fund
Templeton Foreign Smaller Companies Fund 1

GLOBAL

Mutual Discovery Fund
Templeton Global Long-Short Fund
Templeton Global Opportunities Trust
Templeton Global Smaller Companies Fund 1
Templeton Growth Fund
Templeton World Fund

GROWTH

Franklin Aggressive Growth Fund
Franklin Capital Growth Fund
Franklin Flex Cap Growth Fund
Franklin Small Cap Growth Fund II 2
Franklin Small-Mid Cap Growth Fund

VALUE

Franklin Balance Sheet Investment Fund 1
Franklin Equity Income Fund
Franklin Large Cap Value Fund
Franklin MicroCap Value Fund 1
Franklin MidCap Value Fund
Franklin Small Cap Value Fund
Mutual Beacon Fund
Mutual Qualified Fund
Mutual Recovery Fund 3
Mutual Shares Fund

BLEND

Franklin Balanced Fund
Franklin Convertible Securities Fund
Franklin Growth Fund
Franklin Rising Dividends Fund

SECTOR

Franklin Biotechnology Discovery Fund
Franklin DynaTech Fund
Franklin Global Communications Fund
Franklin Global Health Care Fund
Franklin Global Real Estate Fund
Franklin Gold and Precious Metals Fund
Franklin Natural Resources Fund
Franklin Real Estate Securities Fund
Franklin Technology Fund
Franklin Utilities Fund
Mutual Financial Services Fund

ASSET ALLOCATION

Franklin Templeton Corefolio(R) Allocation Fund
Franklin Templeton Founding Funds Allocation Fund
Franklin Templeton Perspectives Allocation Fund
Franklin Templeton Conservative Target Fund
Franklin Templeton Growth Target Fund
Franklin Templeton Moderate Target Fund
Franklin Templeton 2015 Retirement Target Fund
Franklin Templeton 2025 Retirement Target Fund
Franklin Templeton 2035 Retirement Target Fund
Franklin Templeton 2045 Retirement Target Fund

INCOME

Franklin Adjustable U.S. Government
   Securities Fund 4
Franklin Floating Rate Daily Access Fund
Franklin High Income Fund 5
Franklin Income Fund
Franklin Limited Maturity
   U.S. Government Securities Fund 4
Franklin Low Duration Total Return Fund
Franklin Real Return Fund
Franklin Strategic Income Fund
Franklin Strategic Mortgage Portfolio
Franklin Templeton Hard Currency Fund
Franklin Total Return Fund
Franklin U.S. Government Securities Fund 4
Templeton Global Bond Fund
Templeton Income Fund

TAX-FREE INCOME 6

NATIONAL FUNDS

Double Tax-Free Income Fund
Federal Tax-Free Income Fund
High Yield Tax-Free Income Fund
Insured Tax-Free Income Fund 7

LIMITED-TERM FUNDS

California Limited-Term Tax-Free Income Fund
Federal Limited-Term Tax-Free Income Fund
New York Limited-Term Tax-Free Income Fund

INTERMEDIATE-TERM FUNDS

California Intermediate-Term Tax-Free Income Fund
Federal Intermediate-Term Tax-Free Income Fund
New York Intermediate-Term Tax-Free Income Fund

STATE-SPECIFIC

Alabama
Arizona
California 8
Colorado
Connecticut
Florida 8
Georgia
Kentucky
Louisiana
Maryland
Massachusetts 7
Michigan 7
Minnesota 7
Missouri
New Jersey
New York 8
North Carolina
Ohio 7
Oregon
Pennsylvania
Tennessee
Virginia

INSURANCE FUNDS

Franklin Templeton Variable Insurance Products Trust 9

1. The fund is open only to existing shareholders and select retirement plans.

2. The fund is closed to new investors. Existing shareholders can continue adding to their accounts.

3. The fund is a continuously offered, closed-end fund. Shares may be purchased daily; there is no daily redemption. However, each quarter, pending board approval, the fund will authorize the repurchase of 5%-25% of the outstanding number of shares. Investors may tender all or a portion of their shares during the tender period.

4. An investment in the fund is neither insured nor guaranteed by the U.S. government or by any other entity or institution.

5. Effective 10/1/06, Franklin's AGE High Income Fund changed its name to Franklin High Income Fund. The fund's investment goal and strategy remained the same.

6. For investors subject to the alternative minimum tax, a small portion of fund dividends may be taxable. Distributions of capital gains are generally taxable.

7. The fund invests primarily in insured municipal securities.

8. These funds are available in two or more variations, including long-term portfolios, portfolios of insured securities, a high-yield portfolio (CA) and limited-term, intermediate-term and money market portfolios (CA and NY).

9. The funds of the Franklin Templeton Variable Insurance Products Trust are generally available only through insurance company variable contracts.


05/07                                          Not part of the semiannual report

     [LOGO](R)
FRANKLIN TEMPLETON   One Franklin Parkway
   INVESTMENTS       San Mateo, CA 94403-1906

o     WANT TO RECEIVE THIS DOCUMENT FASTER VIA EMAIL?
      Eligible shareholders can sign up for eDelivery at franklintempleton.com. See inside for details.

SEMIANNUAL REPORT AND SHAREHOLDER LETTER

FRANKLIN MUTUAL RECOVERY FUND

INVESTMENT MANAGER

Franklin Mutual Advisers, LLC
101 John F. Kennedy Parkway
Short Hills, NJ 07078-2789

DISTRIBUTOR

Franklin Templeton Distributors, Inc.
1-800/DIAL BEN(R)
franklintempleton.com

SHAREHOLDER SERVICES

1-800/632-2301

Authorized for distribution only when accompanied or preceded by a prospectus. Investors should carefully consider a fund's investment goals, risks, charges and expenses before investing. The prospectus contains this and other information; please read it carefully before investing.

To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be identified by the presence of a regular beeping tone.


471 S2007 11/07

Item 2. Code of Ethics.

(a) The Registrant has adopted a code of ethics that applies to its principal executive officers and principal financial and accounting officer.

(c) N/A

(d) N/A

(f) Pursuant to Item 12(a)(1), the Registrant is attaching as an exhibit a copy of its code of ethics that applies to its principal executive officers and principal financial and accounting officer.

Item 3. Audit Committee Financial Expert.

(a)(1) The Registrant has an audit committee financial expert serving on its audit committee.

(2) The audit committee financial expert is Ann Torre Bates and she is "independent" as defined under the relevant Securities and Exchange Commission Rules and Releases.

Item 4. Principal Accountant Fees and Services.      N/A

Item 5. Audit Committee of Listed Registrants.

Members of the Audit Committee are: Edward I. Altman, Ann Torre Bates and Robert E. Wade.


Item 6. Schedule of Investments.            N/A


Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The board of trustees of the Fund has delegated the authority to vote proxies related to the portfolio securities held by the Fund to the Fund's manager Templeton Asset Management Limited in accordance with the Proxy Voting Policies and Procedures (Policies) adopted by the manager.

The manager has delegated its administrative duties with respect to the voting of proxies to the Proxy Group within Franklin Templeton Companies, LLC (Proxy Group), an affiliate and wholly owned subsidiary of Franklin Resources, Inc. All proxies received by the Proxy Group will be voted based upon the manager's instructions and/or policies.

To assist it in analyzing proxies, the manager subscribes to RiskMetrics Group (RiskMetrics), an unaffiliated third party corporate governance research service that provides in-depth analyses of shareholder meeting agendas, vote recommendations, recordkeeping and vote disclosure services. In addition, the manager subscribes to Glass, Lewis & Co., LLC (Glass Lewis), an unaffiliated third party analytical research firm, to receive analyses and vote recommendations on the shareholder meetings of publicly held U.S. companies. Although RiskMetrics' and/or Glass Lewis' analyses are thoroughly reviewed and considered in making a final voting decision, the manager does not consider recommendations from RiskMetrics, Glass Lewis or any other third party to be determinative of the manager's ultimate decision. The manager votes proxies solely in the interests of the Fund and its shareholders. As a matter of policy, the officers, directors/trustees and employees of the Fund, the manager and the Proxy Group will not be influenced by outside sources whose interests conflict with the interests of the Fund and its shareholders. Efforts are made to resolve all conflicts in the interests of the manager's clients. Material conflicts of interest are identified by the Proxy Group based upon analyses of client, broker and vendor lists, information periodically gathered from directors and officers, and information derived from other sources, including public filings. In situations where a material conflict of interest is identified, the Proxy Group will refer the matter, along with the recommended course of action by the manager to an interdepartmental Proxy Review Committee (which may include portfolio managers and/or research analysts employed by the manager), for evaluation and voting instructions. The Proxy Review Committee may defer to the voting recommendation of RiskMetrics, Glass Lewis or those of another independent third party provider of proxy services; or send the proxy directly to the Fund with a recommendation regarding the vote for approval. Where the Proxy Review Committee refers a matter to the Fund, it may rely upon the instructions of a representative of the Fund, such as the board of trustees or a committee of the board.

The recommendation of management on any issue is a factor which the manager considers in determining how proxies should be voted, but is not determinative of the manager's ultimate decision. As a matter of practice, the votes with respect to most issues are cast in accordance with the position of the company's management. Each issue, however, is considered on its own merits, and the manager will not support the position of the company's management in any situation where it deems that the ratification of management's position would adversely affect the investment merits of owning that company's shares.

Manager's proxy voting policies and principles The manager has adopted general proxy voting guidelines, which are summarized below. These guidelines are not an exhaustive list of all the issues that may arise and the manager cannot anticipate all future situations. In all cases, each proxy will be considered based on the relevant facts and circumstances.

Board of directors. The manager supports an independent board of directors, and prefers that key committees such as audit, nominating, and compensation committees be comprised of independent directors. The manager will generally vote against management efforts to classify a board and will generally support proposals to declassify the board of directors. The manager may withhold votes from directors who have attended less than 75% of meetings without a valid reason. While generally in favor of separating Chairman and CEO positions, the manager will review this issue as well as proposals to restore or provide for cumulative voting on a case-by-case basis, taking into consideration factors such as the company's corporate governance guidelines or provisions and performance.

Ratification of auditors of portfolio companies. In light of several high profile accounting scandals, the manager will closely scrutinize the role and performance of auditors. On a case-by-case basis, the manager will examine proposals relating to non-audit relationships and non-audit fees. The manager will also consider, on a case-by-case basis, proposals to rotate auditors, and will vote against the ratification of auditors when there is clear and compelling evidence of accounting irregularities or negligence.

Management and director compensation. A company's equity-based compensation plan should be in alignment with its shareholders' long-term interests. The manager believes that executive compensation should be directly linked to the performance of the company. The manager evaluates plans on a case-by-case basis by considering several factors to determine whether the plan is fair and reasonable, including the RiskMetrics quantitative model utilized to assess such plans and/or the Glass Lewis evaluation of the plans. The manager will generally oppose plans that have the potential to be excessively dilutive, and will almost always oppose plans that are structured to allow the repricing of underwater options, or plans that have an automatic share replenishment "evergreen" feature. The manager will generally support employee stock option plans in which the purchase price is at least 85% of fair market value, and when potential dilution is 10% or less.

Severance compensation arrangements will be reviewed on a case-by-case basis, although the manager will generally oppose "golden parachutes" that are considered to be excessive. The manager will normally support proposals that require a percentage of directors' compensation to be in the form of common stock, as it aligns their interests with those of shareholders. The manager will review on a case-by-case basis any shareholder proposals to adopt policies on expensing stock option plans.

Anti-takeover mechanisms and related issues. The manager generally opposes anti-takeover measures since they tend to reduce shareholder rights. On occasion, the manager may vote with management when the research analyst has concluded that the proposal is not onerous and would not harm the Fund or its shareholders' interests. The manager generally supports proposals that require shareholder rights' plans ("poison pills") to be subject to a shareholder vote and will closely evaluate such plans on a case-by-case basis to determine whether or not they warrant support. The manager will generally vote against any proposal to issue stock that has unequal or subordinate voting rights. The manager generally opposes any supermajority voting requirements as well as the payment of "greenmail." The manager generally supports "fair price" provisions and confidential voting.

Changes to capital structure. The manager will review, on a case-by-case basis, proposals by companies to increase authorized shares and the purpose for the increase and proposals seeking preemptive rights. The manager will generally not vote in favor of dual-class capital structures to increase the number of authorized shares where that class of stock would have superior voting rights. The manager will generally vote in favor of the issuance of preferred stock in cases where the company specifies the voting, dividend, conversion and other rights of such stock and the terms of the preferred stock issuance are deemed reasonable.

Mergers and corporate restructuring. Mergers and acquisitions will be subject to careful review by the research analyst to determine whether each will be beneficial to shareholders. The manager will analyze various economic and strategic factors in making the final decision on a merger or acquisition.
Corporate restructuring and reincorporation proposals are also subject to a thorough examination on a case-by-case basis.

Social and corporate policy issues. The manager will generally give management discretion with regard to social, environmental and ethical issues, although the manager may vote in favor of those that are believed to have significant economic benefits or implications for the Fund and its shareholders.

Global corporate governance. Many of the tenets discussed above are applied to proxy voting decisions for international companies. However, the manager must be more flexible in these instances and must be mindful of the varied market practices of each region.

The manager will attempt to process every proxy it receives for all domestic and foreign issuers. However, there may be situations in which the manager cannot process proxies, for example, where a meeting notice was received too late, or sell orders preclude the ability to vote. If a security is on loan, the manager may determine that it is not in the best interests of the Fund to recall the security for voting purposes. Also, the manager may abstain from voting under certain circumstances or vote against items such as "Other Business" when the manager is not given adequate information from the company.

Shareholders may view the complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at 1-954/527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 500 East Broward Boulevard, Suite 1500, Fort Lauderdale, FL 33394, Attention: Proxy Group. Copies of the Fund's proxy voting records are available online at franklintempleton.com and posted on the SEC website at www.sec.gov. The proxy voting records are updated each year by August 31 to reflect the most recent 12-month period ended June 30.



Item 8. Portfolio Managers of Closed-End Management Investment Companies.

           N/A

Item 9. Purchases of Equity Securities by Closed-End Management Investment
Company and Affiliated Purchasers.              N/A


Item 10. Submission of Matters to a Vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant's Board of Directors that would require disclosure herein.


Item 11. Controls and Procedures.

(a) Evaluation of Disclosure Controls and Procedures. The Registrant maintains disclosure controls and procedures that are designed to ensure that information required to be disclosed in the Registrant's filings under the Securities Exchange Act of 1934 and the Investment Company Act of 1940 is recorded, processed, summarized and reported within the periods specified in the rules and forms of the Securities and Exchange Commission. Such information is accumulated and communicated to the Registrant's management, including its principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure. The Registrant's management, including the principal executive officer and the principal financial officer, recognizes that any set of controls and procedures, no matter how well designed and operated, can provide only reasonable assurance of achieving the desired control objectives.

Within 90 days prior to the filing date of this Shareholder Report on Form N-CSR, the Registrant had carried out an evaluation, under the supervision and with the participation of the Registrant's management, including the Registrant's principal executive officer and the Registrant's principal financial officer, of the effectiveness of the design and operation of the Registrant's disclosure controls and procedures. Based on such evaluation, the Registrant's principal executive officer and principal financial officer concluded that the Registrant's disclosure controls and procedures are effective.

(b) Changes in Internal Controls. There have been no significant changes in the Registrant's internal controls or in other factors that could significantly affect the internal controls subsequent to the date of their evaluation in connection with the preparation of this Shareholder Report on Form N-CSR.


Item 12. Exhibits.

(a) (1) Code of Ethics

(a) (2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 of Jimmy D. Gambill, Chief Executive Officer - Finance and Administration, and Galen G. Vetter, Chief Financial Officer

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 of Jimmy D. Gambill, Chief Executive Officer - Finance and Administration, and Galen G. Vetter, Chief Financial Officer

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

FRANKLIN MUTUAL RECOVERY FUND


By /s/JIMMY D. GAMBILL
   -----------------------------
     Jimmy D. Gambill
     Chief Executive Officer - Finance and Administration
     Date November 27, 2007


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By /s/JIMMY D. GAMBILL
   -----------------------------
     Jimmy D. Gambill
     Chief Executive Officer - Finance and Administration
     Date November 27, 2007


By /s/GALEN G. VETTER
  -----------------------------
     Galen G. Vetter
     Chief Financial Officer
     Date November 27, 2007